**TACOM Contract #W52H0905-D-0248**

EXHIBIT 10.6

In accordance with 17 CFR 200.80(b)(4), Optex is requesting confidential treatment of the quantities and prices, including unit prices and obligated amounts, redacted in this contract, because disclosure of this information may cause Optex significant competitive harm in future contracting efforts.

The quantities and prices Optex is requesting confidential treatment for can be found on the following pages:

A-3 QTY

A-19 COST PER UNIT

A-19 COST PER UNIT

A-19 COST PER UNIT

A-23 LUMP SUM PAYMENT

A-23 UNIT PRICE ADJUSTMENT

A-23 UNIT PRICE INCREASE

A-26 QTY

A-26 UNIT PRICE

A-26 TOTAL

A-26 QTY

A-26 UNIT PRICE

A-26 TOTAL

A-26 UNIT PRICE

A-26 FAT PRICE

A-26 QTY

A-26 UNIT PRICE

A-26 QTY

A-26 TOTAL AMT

A-26 TOTAL AMT

A-27 QTY

A-27 DEL QTY

A-27 QTY
A-27 UNIT PRICE
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 DEL QTY
A-28 QTY
A-28 UNIT PRICE
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-29 DEL QTY
A-30 OBLIGATED AMT
A-30 OBLIGATED AMT
A-30 OBLIGATED AMT
A-30 OBLIGATED AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PO AMT

A-32 PROGRESS PAYMENT AMT

A-34 INCREASED UNIT PRICE

A-34 INCREASE IN DEL ORDER AMT

A-35 QTY

A-35 DEL QTY

A-35 QTY

A-35 UNIT PRICE

A-35 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 QTY

A-36 UNIT PRICE

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-36 DEL QTY

A-37 DEL QTY

A-37 DEL QTY

A-37 DEL QTY

A-37 DEL QTY

A-37 DEL QTY

A-38 PRIOR AMT

A-38 INCREASE/DECREASE AMT

A-38 CUMULATIVE AMT

A-38 PRIOR AMT

A-38 INCREASE/DECREASE AMT

A-38 CUMULATIVE AMT

A-38 NET CHANGE AMT

A-38 INCREASE/DECREASE AMT

A-38 INCREASE/DECREASE AMT

A-38 NET CHANGE

A-38 PRIOR AMT OF AWARE

A-38 INCREASE/DECREASE AMT

A-41 QTY

A-41 DEL QTY

A-41 QTY

A-41 UNIT PRICE

A-41 AMT

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 DEL QTY

A-42 QTY

A-42 UNIT PRICE

A-42 AMT

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-43 DEL QTY

A-49 QTY

A-49 UNIT PRICE

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-49 DEL QTY

A-50 QTY

A-50 UNIT PRICE

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-50 DEL QTY

A-53 UNIT PRICE

A-53 TOTAL UNIT PRICE

A-53 UNIT PRICE

A-53 ADDITIONAL UNIT PRICE PER UNIT

A-53 UNIT PRICE

A-53 QTY

A-54 QTY

A-54 UNIT PRICE

A-54 DEL QTY

A-54 DEL QTY

A-54 DEL QTY

A-54 DEL QTY

A-54 DEL QTY

A-54 DEL QTY

A-55 DEL QTY

A-55 DEL QTY

A-55 DEL QTY

A-55 DEL QTY

A-55 QTY

A-55 UNIT PRICE

A-55 DEL QTY

A-55 DEL QTY

A-55 DEL QTY

A-55 DEL QTY

A-56 DEL QTY

A-56 DEL QTY

A-56 DEL QTY

A-56 AMT

A-57 AMT

A-57 QTY

A-57 UNIT PRICE

A-57 DEL QTY

A-57 DEL QTY

A-57 DEL QTY

A-57 DEL QTY

A-58 QTY

A-58 UNIT PRICE

A-58 DEL QTY

A-59 QTY

A-59 UNIT PRICE

A-59 UNIT PRICE

A-59 QTY

A-59 DEL QTY

A-59 DEL QTY

A-61 PRIOR AMT

A-61 INCREASE/DECREASE AMT

A-61 CUMULATIVE AMT

A-61 PRIOR AMT

A-61 INCREASE/DECREASE AMT

A-61 CUMULATIVE AMT

A-61 PRIOR AMT

A-61 INCREASE/DECREASE AMT

A-61 CUMULATIVE AMT

A-61 PRIOR AMT

A-61 INCREASE/DECREASE AMT

A-61 CUMULATIVE AMT

A-61 PRIOR AMT

A-61 INCREASE/DECREASE AMT

A-61 CUMULATIVE AMT

A-61 NET CHANGE

A-61 INCREASE/DECREASE AMT

A-61 INCREASE/DECREASE AMT

A-61 NET CHANGE

A-61 PRIOR AMT OF AWARD

A-61 INCREASE/DECREASE AMT

A-63 AMT OF ADJUSTMENT

A-63 UNIT PRICE

A-64 AMT

A-64 AMT

A-64 AMT

A-64 AMT

A-65 INCREASE/DECREASE AMT

A-65 CUMULATIVE AMT

A-65 INCREASE/DECREASE AMT

A-65 CUMULATIVE AMT

A-65 NET CHANGE

A-65 INCREASE/DECREASE AMT

A-65 INCREASE/DECREASE AMT

A-65 NET CHANGE

A-65 PRIOR AMT OF AWARD

A-65 INCREASE/DECREASE AMT

A-66 NET INCREASE

A-67 NEGOTIATED AMT

A-67 TOTAL CLIN PRICE

A-68 DOLLAR AMT

A-68 DOLLAR AMT

A-68 DOLLAR AMT

A-69 PRIOR AMT

A-69 INCREASE/DECREASE AMT

A-69 CUMULATIVE AMT

A-69 NET CHANGE

A-69 INCREASE/DECREASE AMT

A-69 NET CHANGE

A-69 PRIOR AMT OF AWARD

A-69 INCREASE/DECREASE AMT

A-70 NET INCREASE

A-71 QTY

A-71 QTY

A-71 UNIT PRICE

A-71 DECREASED ORDER AMT

A-71 UNIT PRICE

A-71 QTY

A-71 TOTAL INCREASE AMT

A-73 PRIOR AMT

A-73 INCREASE/DECREASE AMT

A-73 NET CHANGE

A-73 INCREASE DECREASE AMT

A-73 NET CHANGE

A-73 PRIOR AMT OF AWARD

A-73 INCREASE/DECREASE AMT

A-76 UNIT CLIN PRICE

A-76 UNIT PRICE

A-76 TOTAL PRICE

A-76 UNIT PRICE

A-76 TOTAL PRICE

A-77 QTY

A-77 UNIT PRICE

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-77 DEL QTY

A-78 QTY

A-78 UNIT PRICE

A-78 DEL QTY

A-78 DEL QTY

A-78 DEL QTY

A-78 DEL QTY

A-78 DEL QTY

A-78 DEL QTY

A-78 DEL QTY

A-78 DEL QTY

A-79 DEL QTY

A-79 DEL QTY

A-79 AMT

A-79 AMT

A-79 QTY

A-79 UNIT PRICE

A-79 AMT

A-81 AMT

A-81 AMT

A-81 QTY

A-81 UNIT PRICE

A-81 AMT

A-83 PRIOR AMT

A-83 INCREASE/DECREASE AMT

A-83 CUMULATIVE AMT

A-83 PRIOR AMT

A-83 INCREASE/DECREASE AMT

A-83 CUMULATIVE AMT

A-83 PRIOR AMT

A-83 INCREASE/DECREASE AMT

A-83 CUMULATIVE AMT

A-83 PRIOR AMT

A-83 INCREASE/DECREASE AMT

A-83 CUMULATIVE AMT

A-83 PRIOR AMT

A-83 INCREASE/DECREASE AMT

A-83 CUMULATIVE AMT

A-83 NET CHANGE

A-83 INCREASE/DECREASE AMT

A-83 INCREASE/DECREASE AMT

A-83 INCREASE/DECREASE AMT

A-83 NET CHANGE

A-83 PRIOR AMT OF AWARD

A-83 INCREASE/DECREASE AMT

A-83 CUMULATIVE OBLIG AMT

A-83 NET CHANGE

A-83 PRIOR AMT OF AWARD

A-83 INCREASE/DECREASE AMT

A-86 QTY

A-86 UNIT PRICE

A-86 DEL QTY

A-86 DEL QTY

A-86 DEL QTY

A-86 DEL QTY

A-86 DEL QTY

A-86 DEL QTY

| | |
|---|---|
| A-86 | DEL QTY |
| A-86 | DEL QTY |
| A-86 | DEL QTY |
| A-86 | DEL QTY |
| A-87 | QTY |
| A-87 | UNIT PRICE |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-87 | DEL QTY |
| A-88 | DEL QTY |
| A-88 | DEL QTY |
| A-91 | QTY |
| A-91 | UNIT PRICE |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-91 | DEL QTY |
| A-92 | QTY |

A-92 UNIT PRICE

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-92 DEL QTY

A-95 QTY

A-95 UNIT PRICE

A-95 TOTAL

A-96 QTY

A-96 UNIT PRICE

A-96 AMOUNT

A-96 DELIVERY QTY

A-96 DELIVERY QTY

A-97 OBLIGATED AMOUNT

A-97 OBLIGATED AMOUNT

A-97 OBLIGATED AMOUNT

A-98 NET INCREASE AMOUNT

A-99 TOTAL INCREASE AMOUNT

A-100 QTY

A-100 UNIT PRICE

A-100 AMOUNT

A-100 DEL QTY

A-100 DEL QTY

A-101 PRIOR AMT

A-101 INCREASE/DECREASE AMT

A-101 CUMULATIVE AMT

A-101 NET CHANGE

A-101 INCREASE/DECREASE AMT

A-101 NET CHANGE

A-101 PRIOR AMT OF AWARD

A-101 INCREASE/DECREASE AMT

A-101 CUMULATIVE OBLIG AMT

A-102 NET INCREASE

A-103 NET INCREASE

A-103 TOTAL AMT

A-104 QTY

A-104 UNIT PRICE

A-104 AMT

A-104 DEL QTY

A-104 DEL QTY

A-105 PRIOR AMOUNT

A-105 INCREASE/DECREASE AMOUNT

A-105 CUMULATIVE AMOUNT

A-105 NET CHANGE

A-105 INCREASE/DECREASE AMOUNT

A-105 NET CHANGE

A-105 PRIOR AMOUNT OF AWARD

A-105 INCREASE/DECREASE AMOUNT

A-105 CUMULATIVE OBLIG AMTA-106 NET INCREASE

A-107 NET INCREASE

A-108 NET PRICE INCREASE

A-108 AMOUNT

A-108 UNIT PRICE

A-109 QTY

A-109 UNIT PRICE

A-109 AMOUNT

A-109 DELIVERY QTY

A-109 DELIVERY QTY

A-110 PRIOR AMOUNT

A-110 INCREASE/DECREASE AMOUNT

A-110 CUMULATIVE AMOUNT

A-110 NET CHANGE

A-110 INCREASE/DECREASE AMOUNT

A-110 NET CHANGE

A-110 PRIOR AMOUNT OF AWARD

A-110 INCREASE/DECREASE AMOUNT

A-110 CUMULATIVE OBLIG AMT

A-112 QTY

A-112 UNIT PRICE

A-112 QTY

A-112 QTY

A-113 QTY

A-113 UNIT PRICE

A-113 AMOUNT

A-113 DELIVERY QTY

A-113 DELIVERY QTY

A-113 DELIVERY QTY

A-113 DELIVERY QTY

A-113 DELIVERY QTY

A-114 OBLIGATED AMT

A-114 TOTAL

A-114 OBLIGATED AMT

A-114 TOTAL

A-115 NET INCREASE

A-116 NET INCREASE

A-117 UNIT PRICE

A-117 AMOUNT

A-117 NEW UNIT PRICE

A-117 AMOUNT

A-117 AMOUNT

A-117 TOTAL UNIT PRICE

A-118 QTY

A-118 UNIT PRICE

A-118 AMOUNT

A-118 DELIVERY QTY

A-118 DELIVERY QTY

A-118 DELIVERY QTY

A-118 DELIVERY QTY

A-118 DELIVERY QTY

A-119 PRICE

A-119 QTY

A-119 DELIVERY QTY

A-119 DELIVERY AMOUNT

A-120 PRIOR AMOUNT

A-120 INCREASE/DECREASE AMT

A-120 CUMULATIVE AMT

A-120 NET CHANGE

A-120 INCREASE/DECREASE AMT

A-120 NET CHANGE

A-120 PRIOR AMT OF AWARD

A-120 INCREASE/DECREASE AMT

A-120 CULULATIVE OBLIG AMT

A-122 QTY

A-122 UNIT PRICE

A-122 UNIT PRICE

A-122 QTY

A-122 QTY

A-123 QTY

A-123 UNIT PRICE

A-123 AMOUNT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-123 DELIVERY AMT

A-124 OBLIGATED AMT

A-124 TOTAL

A-124 OBLIGATED AMT

A-124 TOTAL

A-125 NET INCREASE

A-126 NET INCREASE

A-127 UNIT PRICE

A-127 AMOUNT

A-127 NEW UNIT PRICE

A-128 QTY

A-128 UNIT PRICE

A-128 AMOUNT

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-128 DELIVERY QTY

A-129 DELIVERY QTY

A-129 DELIVERY QTY

A-129 DELIVERY QTY

A-129 DELIVERY QTY

A-129 DELIVERY QTY

A-129 DELIVERY QTY

A-129 DELIVERY QTY

A-130 PRIOR AMOUNT

A-130 INCREASE/DECREASE AMT

A-130 CUMULATIVE AMT

A-130 NET CHANGE

A-130 INCREASE/DECREASE AMT

A-130 NET CHANGE

A-130 PRIOR AMT OF AWARD

A-130 INCREASE/DECREASE AMT

A-130 CUMULATIVE OBLIG AMT

A-1

# AWARD/CONTRACT

1. This Contract Is A Rated Order Under DPAS (15 CFR 700) — Rating DOA5

2. Contract (Proc. Inst. Ident) No.: W52H09-05-D-0248

3. Effective Date: 2005JUL27

4. Requisition/Purchase Request/Project No.: SEE SCHEDULE

5. Issued By — Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
LINDA M MAES (309)782-3657
ROCK ISLAND IL 61299-7630

e-mail address: LINDA.MAES@US.ARMY.MIL

6. Administered By (If Other Than Item 5) — Code S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

8. Delivery
☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For — Code
SEE SCHEDULE

12. Payment Will Be Made By — Code HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

| 15A. Item No. | 15B. Schedule Of Supplies/Services | 15C. Quantity | 15D. Unit | 15E. Unit Price | 15F. Amount |
|---|---|---|---|---|---|
| SEE SCHEDULE | CONTRACT TYPE: Firm-Fixed-Price | KIND OF CONTRACT: Supply Contracts and Priced Orders | | | |

Contract Expiration Date: 2010JUN30

15G. Total Amount Of Contract → $0.00

16. Table Of Contents

| (X) | Section | Description | Page(s) | (X) | Section | Description | Page(s) |
|---|---|---|---|---|---|---|---|
| | | Part I - The Schedule | | | | Part II - Contract Clauses | |
| X | A | Solicitation/Contract Form | 1 | | I | Contract Clauses | |
| X | B | Supplies or Services and Prices/Costs | 3 | | | Part III - List Of Documents, Exhibits, And Other Attachments | |
| | C | Description/Specs./Work Statement | | X | J | List of Attachments | 5 |
| | D | Packaging and Marking | | | | Part IV - Representations And Instructions | |
| | E | Inspection and Acceptance | | | K | Representations, Certifications, and | |
| | F | Deliveries or Performance | | | | Other Statements of Offerors | |
| | G | Contract Administration Data | | | L | Instrs., Conds., and Notices to Offerors | |
| | H | Special Contract Requirements | | | M | Evaluation Factors for Award | |

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement (Contractor is required to sign this document and return ________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W52H0905R0050 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

19B. Name of Contractor
By ______________________
(Signature of person authorized to sign)

19c. Date Signed

20B. United States Of America
By /SIGNED/
(Signature of Contracting Officer)

20C. Date Signed: 2005JUL27

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

1. CONTRACT W52H09-05-D-0248 IS AWARDED TO OPTEX SYSTEMS, INC. THIS CONTRACT IS A 5-YEAR, FIRM FIXED PRICE, INDEFINITE DELIVERY/INDEFINITE QUANTITY (IDIQ) CONTRACT (SEE FAR 16.504) FOR THE FOLLOWING ITEM:

CLIN 0001, M187A1 MOUNT TELESCOPE, NSN: 1240-01-483-5324, P/N: 12984689

2. THIS CONTRACT CONTAINS A REQUIREMENT FOR FIRST ARTICLE TESTING (SEE CLAUSES ES6016 AND IF7116).

3. FOR ADMINISTRATIVE PURPOSES, WHEN MULTIPLE APPROPRIATION/FUND TYPES ARE USED ON THE SAME DELIVERY ORDER, THE CLIN STRUCTURE SHALL AS FOLLOWS:

CLIN 0001AB - PRODUCTION QTY WITH FAT
CLIN 0001AC - PRODUCTION QTY WITH FAT
CLIN 0001AD - PRODUCTION QTY WITH FAT, ETC.

4. THE PERIOD OF PERFORMANCE UNDER THIS IDIQ CONTRACT IS FIVE YEARS. THE ORDERING PERIODS (OP) ARE AS FOLLOWS:

ORDERING PERIOD (OP) 1: AWARD DATE - 30 JUN 2006
ORDERING PERIOD (OP) 2: 1 JUL 2006 - 30 JUN 2007
ORDERING PERIOD (OP) 3: 1 JUL 2007 - 30 JUN 2008
ORDERING PERIOD (OP) 4: 1 JUL 2008 - 30 JUN 2009
ORDERING PERIOD (OP) 5: 1 JUL 2009 - 30 JUN 2010

5. THE FIRM FIXED PRICES FOR ALL PERFORMANCE PERIODS ARE REFLECTED ON ATTACHMENT 001, DATED JULY 18, 2005.

6. ALL DELIVERIES ARE TO BE FOB DESTINATION. EACH DELIVERY ORDER WILL PROVIDE THE SHIPPING DESTINATION(S). EACH DELIVERY ORDER WILL REFLECT THE PRICE FOR THE QUANTITY RANGE THAT APPLIES. ALL DELIVERY ORDERS WILL BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES.

7. ALL TERMS AND CONDITIONS OF REQUEST FOR PROPOSAL W52H09-05-R-0050, AMENDMENTS THERETO, AND THE CONTRACTOR'S FINAL PROPOSAL REVISION SUBMITTED JULY 21, 2005, ARE HEREBY INCORPORATED.

*** END OF NARRATIVE A 003 ***

A-3

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0246 MOD/AMD |
|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | SECURITY CLASS: Unclassified | | | | |
| 0001AA | DATA ITEM | 1 | LO | $ ** NSP ** | $ ** NSP ** |
| | NOUN: FIRST ARTICLE TEST REPORT | | | | |
| | Packaging and Marking | | | | |
| | Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Destination<br>Government Approval/Disapproval Days: 30 | | | | |
| | Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 3<br>DEL REL CD QUANTITY DAYS AFTER AWARD<br>001 * 0300 | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO:<br>(255555) TACOM-ROCK ISLAND<br>ATTN AMSTA-LC-CFA<br>ROCK ISLAND IL 61299-7630 | | | | |
| 0001AB | PRODUCTION QUANT W/ FAT | | EA | $ ** N/A ** | |
| | NOUN: M187A1 TELESCOPE MOUNT | | | | |
| | Description/Specs./Work Statement<br>TOP DRAWING NR: 12984689 | | | | |
| | Packaging and Marking | | | | |
| | Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO: FREIGHT ADDRESS<br>(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL<br>BLDG 299 GILLESPIE AV AND BECK LANE<br>ROCK ISLAND IL 61299-5000 | | | | |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD | Page 4 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | MARK FOR: ATTN: DAVE HERRERA | | | | |
| 0002 | DATA ITEM | | | $ ** NSP ** | $ ** NSP ** |
| | SECURITY CLASS: Unclassified | | | | |
| | CONTRACTOR WILL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LISTS (DD FORM 1423), EXHIBIT A. IT IS REQUIRED THAT DATA ITEMS BE DELIVERED USING ELECTRONIC MEDIA. REFER TO THE DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC DELIVERY INFORMATION | | | | |
| | A DD250 IS NOT REQUIRED | | | | |
| | (End of narrative A001) | | | | |
| | Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Destination | | | | |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD | Page 5 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Exhibit A | CONTRACT DATA REQUIREMENTS LIST | 01-MAR-2005 | 002 | |
| Attachment 001 | PRICING EVALUATION SHEET | | 001 | |
| Attachment 002 | DOCUMENT SUMMARY LIST | | 001 | |
| Attachment 003 | STATEMENT OF WORK | | 001 | |
| Attachment 004 | ECP H04A2085 NOR 27 | | 001 | |

A-6

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| P00001 | 2006APR25 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248

10B. Dated (See Item 13)
2005JUL27

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | VICKI AHLGRIM<br>VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ____________________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2006APR25 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00001 | Page 2 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION TO CONTRACT W52H09-05-D-0248 IS TO :

1) INCORPORATE AN ASSIGNMENT OF CLAIMS PER FAR 32.801:

PAYMENTS SHALL BE MADE ELECTRONICALLY TO:

SQUARE 1 BANK CAGE 47C05
406 BLACKWELL ST. #240
DURHAM, NC 27701

2) DELETE ALL REFERENCE TO QAPS AND AIE.

3) REMOVE ALL REFERENCE TO TRITIUM.

4) Amend MIL-M-70742:

a. Paragraph 4.6.1.4 should be replaced with: "Vibration "B". This test shall be performed as outlined in MIL-F-13926, however the frequency and duration shall be as specified in 3.5.4.2. At the conclusion of the test the mount shall meet the Performance and Illumination requirements of this specification."

b. The +150 degrees F temperature in paragraph 4.6.1.1 should be replaced by +145 degrees F. The cold storage temperature in the sam paragraph (the second reference to -50 degrees F) should be replaced by -60 degrees F.

c. In table IV, replace "AQL 0.65% DEFECTIVE" with "VERIFICATION LEVEL IV"

5. On all drawings where Finish 4.10 is called out as a cleaning operation, any method of vapor degreasing or solvent cleaning that leaves a clean and water break free surface, and removes any organic contaminants or other interfering films is acceptable.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 004 ***

A 8

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00001 | Page 3 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

| | Status | Regulatory Cite | Title | Date |
|---|---|---|---|---|
| I-1 | ADDED | 52.232-23 | ASSIGNMENT OF CLAIMS | JAN/1986 |

A 9

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 3

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| P00002 | 2006JUL26 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 | Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248

10B. Dated (See Item 13)
2005JUL27

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ________ (Signature of person authorized to sign) | | By /SIGNED/ (Signature of Contracting Officer) | 2006JUL26 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

A 10

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00002 | Page 2 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P0002 TO W52H09-05-D-0248 IS TO:

1) INCORPORATE THE FOLLOWING ECPS INTO THE BASIC AWARD, ECP H05A2036, ECP H06A2004, ECP H06A5004, ECP H06A2048.

2) AS A RESULT OF THE INCORPORATION OF THE ABOVE ECPS, THERE IS NO COST IMPACT FOR INCOPORATING ECPS H05A2036, H06A2004, OR H06A5004. HOWEVER THE COST IMPACT FOR INCORPORATING ECP H06A2048 IS $202.54 PER UNIT FOR EXISTING DELIVERY ORDERS 0001 AND 0002. THE COST IMPAC FOR SUBSEQUENT DELIVERY ORDERS ISSUED AGAINST THIS CONTRACT IS $102.70 PER UNIT. A REVISED PRICING SPREADSHEET IS ATTACHED FOR SUBSEQUENT DELIVERY ORDERS.

3) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 005 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00002 | Page 3 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Attachment 005 | ECP H05A2036 | | | |
| Attachment 006 | ECP H06A2004 | | | |
| Attachment 007 | ECP H06A5004 | | | |
| Attachment 008 | ECP H06A2048 | | | |

A12

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | |
|---|---|
| 1. Contract ID Code | Firm-Fixed-Price |
| Page | 1 Of 3 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| P00003 | 2006AUG18 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248

10B. Dated (See Item 13)
2005JUL27

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
|---|---|---|---|
| 15B. Contractor/Offeror ____________ (Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America By /SIGNED/ (Signature of Contracting Officer) | 16C. Date Signed 2006AUG18 |

A13

| CONTINUATION SHEET | Reference No. of Document Being Continued | | Page 2 of 3 |
|---|---|---|---|
| | PIIN/SIIN W52H09-05-D-0248 | MOD/AMD P00003 | |

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P00003 TO W52H09-05-D-0248 IS TO:

1) INCORPORATE ECPS H05A5004, AND H06A2049 (SEE ATTACHMENTS 009, AND 010).

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 006 ***

A 14

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00003 | Page 3 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Attachment 009 | ECP H05A5004 | 22-DEC-2005 | | |
| Attachment 010 | ECP H06A2049 | 07-AUG-2006 | | |

A 15

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | |
|---|---|---|
| AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT | 1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 3 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| P00004 | 2007JAN25 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248

10B. Dated (See Item 13)
2005JUL27

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS

KIND MOD CODE: G

It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| (Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2007JAN25 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00004 | Page 2 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P00004 TO W52H0905D0248 IS TO INCORPORATE THE FOLLOWING:

1) IN PREVIOUSLY INCORPORATED ECP H05A2036 WHICH UPDATES MIL-M-70742, MAKE THE FOLLOWING CHANGES:

Replace:

3.6.4.4 Correction counter. The correction counter shall be checked at plus and minus readings of 5 and 9 mils. The angle of the Gunner's Quadrant seat shall correspond to the correction values within 0.2 mil when the elevation counter is reset to zero reading.

With:

3.6.4.4 Correction Counter - Affect on Elevation Level Bubble. Any change in position of the elevation level vial bubble shall not be greater than the thickness of a graduation line when the +9 and -9 mil values are set into the correction counter.

Replace:

4.6.2.8 Correction counter. With the mount and fixture set as outlined in 4.6.2.1, rotate the correction counter to the minimum settin specified in 3.6.4.4. Return the elevation counter to zero. By means of the fixture, level the elevation level vial of themount. Do no override this level position. Place the inspection aid on the quadrant seat assembly and set the inspection aid vial to indicate level Read the angle on the inspection aid. This reading to be identical to the correction counter reading within the limits of 3.6.4.4. Repeat this procedure at the setting specified in 3.6.4.4 each side of zero correction.

With:

4.6.2.8 Correction Counter - Affect on Elevation Level Bubble. The position of the elevation level bubble shall conform to the requirements of 3.6.4.4 when observed during the test specified in 4.6.2.3.

2) APPROVED RFDs H06A6050, H06A6055, H06A6056, H06A6057, H06A6062, H06A6081, H06A6082, H06A6089, H06A7049, H06A7050, H06A7051, H06A7054, H06A7055, H06A7062, H06A7063, H06A7064, H06A7065, H06A7066, H06A7067.

3) APPROVED ECPs H06A2065, H06A2087.

ALL OF THE ABOVE IS DONE AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0007 ***

A17

| CONTINUATION SHEET | Reference No. of Document Being Continued | | Page 3 of 3 |
| --- | --- | --- | --- |
| | PIIN/SIIN W52H09-05-D-0248 | MOD/AMD P00004 | |

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
| --- | --- | --- | --- | --- |
| Attachment 011 | RFD H06A6050 | | | |
| Attachment 012 | RFD H06A6056 | | | |
| Attachment 013 | RFD H06A6057 | | | |
| Attachment 014 | RFD H06A6062 | | | |
| Attachment 015 | RFD H06A6081 | | | |
| Attachment 016 | RFD H06A6082 | | | |
| Attachment 017 | RFD H06A6089 | | | |
| Attachment 018 | RFD H06A7049 | | | |
| Attachment 019 | RFD H06A7050 | | | |
| Attachment 020 | RFD H06A7051 | | | |
| Attachment 021 | RFD H06A7054 | | | |
| Attachment 022 | RFD H06A7055 | | | |
| Attachment 023 | RFD H06A7062 | | | |
| Attachment 024 | RFD H06A7063 | | | |
| Attachment 025 | RFD H06A7064 | | | |
| Attachment 026 | RFD H06A7065 | | | |
| Attachment 027 | RFD H06A7066 | | | |
| Attachment 028 | RFD H06A7067 | | | |
| Attachment 029 | ECP H06A2065 | | | |
| Attachment 030 | ECP H06A2087 | | | |
| Attachment 031 | RFD H06A6055 | | | |

A18

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

**1. Contract ID Code:** Firm-Fixed-Price

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| P00005 | 2007MAY01 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

**SCD** A **PAS** S4402A5601APC **ADP PT** HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

**Code** 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

**9B. Dated (See Item 11)**

☒ **10A. Modification Of Contract/Order No.**
W52H09-05-D-0248

**10B. Dated (See Item 13)**
2005JUL27

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☒ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| **15B. Contractor/Offeror** | **15C. Date Signed** | **16B. United States Of America** | **16C. Date Signed** |
| __________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2007MAY01 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

A19

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00005 | Page 2 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00005 IS TO FORMALLY INCORPORATE THE FOLLOWING OUTSTANDING ECPS, RFDs, AND RFWs:

H07A2006, H06A2083, H07A5001, H07A6001, H07A6002, H07A6005, H07A6015

ALL OF THE ABOVE CONFIGURATION CHANGES ARE INCORPORATED AT NO ADDITIONAL COST, WITH THE EXCEPTION OF ECP H07A2006.

THE FOLLOWING COST IMPACT IS ASSOCIATED WITH INCORPORATION OF ECP H07A2006:

FOR ALL UNITS DUE TO BE DELIVERED AFTER AUGUST 30, 2007, THAT ARE CURRENTLY ON CONTRACT, THE ADDITIONAL PRICE WILL BE * PER UNIT

FOR ALL UNITS WITH A SCHEDULED DELIVERY DATE ON OR BEFORE AUGUST 30 2007, THE ADDITIONAL PRICE WILL BE * PER UNIT.
THIS ADDITIONAL COST IS TO COVER ALL COSTS ASSOCIATED WITH RETROFITTING THE NEW GEARS INTO THE M187.

FUTURE ORDERS ON THIS CONTRACT WILL WILL BE AT AN ADDITIONAL COST OF * PER UNIT.

A REVISED PRICING EVALUATION SHEET IS ATTACHED.

THE OLD GEARS THAT HAVE BEEN PURCHASED FOR THIS CONTRACT, AND/OR REPLACED WITH NEW GEARS SHALL BE SHIPPED TO THE GOVERNMENT UPON REQUEST. SHIPPING INSTRUCTIONS WILL BE PROVIDED AT TIME OF REQUEST.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0008 ***

*Confidential Treatment Requested

A 2e

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Attachment 032 | H07A2006 | | | |
| Attachment 033 | H06A2083 | | | |
| Attachment 034 | H07A5001 | | | |
| Attachment 035 | H07A6001 | | | |
| Attachment 036 | H07A6002 | | | |
| Attachment 037 | H07A6005 | | | |
| Attachment 038 | H07A6015 | | | |

1792 Bas 0

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price
Page 1 Of 3

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| P00006 | 2008JUL17 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248

10B. Dated (See Item 13)
2005JUL27

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ________________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2008JUL17 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

1792 Base A2

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | |
|---|---|
| 1. Contract ID Code | Firm-Fixed-Price |
| Page | 1 Of 3 |
| 2. Amendment/Modification No. | P00006 |
| 3. Effective Date | |
| 4. Requisition/Purchase Req No. | SEE SCHEDULE |
| 5. Project No. (If applicable) | |
| 6. Issued By — Code W52H09 | TACOM-ROCK ISLAND<br>AMSTA-LC-IBC<br>CHRISTINE CARSON (309)782-4301<br>ROCK ISLAND IL 61299-7630<br>EMAIL: CHRISTINE.CARSON@US.ARMY.MIL |
| 7. Administered By (If other than Item 6) — Code S4402A | DCMA TEXAS<br>600 NORTH PEARL STREET<br>SUITE 1630<br>DALLAS TX 75201-2843<br>SCD A PAS S4402A5601AFC ADP PT HQ0339 |
| 8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) | OPTEX SYSTEMS INC<br>1420 PRESIDENTIAL DR<br>RICHARDSON, TX 75081-2769<br>TYPE BUSINESS: Other Small Business Performing in U.S. |
| Code | 0BK64 |
| Facility Code | |
| ☐ 9A. Amendment Of Solicitation No. | |
| 9B. Dated (See Item 11) | |
| ☒ 10A. Modification Of Contract/Order No. | W52H09-05-D-0248 |
| 10B. Dated (See Item 13) | 2005JUL27 |

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | |
|---|---|
| 15A. Name And Title Of Signer (Type or print) | Benita Rutherford-Drake Contract Administrator |
| 15B. Contractor/Offeror | (signature) (Signature of person authorized to sign) |
| 15C. Date Signed | 7/14/08 |
| 16A. Name And Title Of Contracting Officer (Type or print) | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 |
| 16B. United States Of America | By ________ (Signature of Contracting Officer) |
| 16C. Date Signed | |

NSN 7540-01-152-8070 30-105-02 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

A23

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00006 | Page 2 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION P00006 TO W52H0905D0248 IS TO:

1) Incorporate the following approved engineering actions: H07A2045, H07A2071, H07A5014, H07A6022, H07A6030, H07A6039, H07A6040, H07A6042, H07A6043, H07A6091, H07A7020, H07A7026, H07A7034

PART NUMBER 8261858, REPLACE 20 degrees +/- 15 minutes WITH 19 degrees +/- 15

2) Settle a Request for Equitable Adjustment due to ongoing technical data problems. The negotiated equitable adjustment resulted in lump sum payment of * to be paid on delivery order 0001; a unit price adjustment of * each to be paid on delivery order 0001, and a unit price increase of * to be paid on delivery orders 0002, 0003, 0004, and any future delivery orders. A revised pricing sheet is attached.

THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THI MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, OR OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE ON EACH INDIVIDUAL DELIVERY ORDER.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

*** END OF NARRATIVE A0009 ***

*Confidential Treatment Requestec

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00006 | Page 3 of 3 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

| List of Addenda | Title | Date | Number of Pages | Transmitted By |
|---|---|---|---|---|
| Attachment 0039 | H07A2045 | | | |
| Attachment 0040 | H07A2071 | | | |
| Attachment 0041 | H07A5014 | | | |
| Attachment 0042 | H07A6022 | | | |
| Attachment 0043 | H07A6030 | | | |
| Attachment 0044 | H07A6039 | | | |
| Attachment 0045 | H07A6040 | | | |
| Attachment 0046 | H07A6042 | | | |
| Attachment 0047 | H07A6043 | | | |
| Attachment 0048 | H07A6091 | | | |
| Attachment 0049 | H07A7020 | | | |
| Attachment 0050 | H07A7026 | | | |
| Attachment 0051 | H07A7034 | | | |

# ORDER FOR SUPPLIES OR SERVICES

| 1. CONTRACT PURCH ORDER/AGREEMENT NO. | 2. DELIVERY ORDER/CALL NO. | 3. DATE OF ORDER/CALL (YYYYMMMDD) | 4. REQUISITION/PURCH REQUEST NO. | 5. PRIORITY |
|---|---|---|---|---|
| W52H09-05-D-0248 | 0001 | 2005JUL27 | SEE SCHEDULE | DOA5 |

**6. ISSUED BY** CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
LINDA M MAES (309)782-3657
ROCK ISLAND IL 61299-7630
EMAIL: LINDA.MAES@US.ARMY.MIL

**7. ADMINISTERED BY (If other than 6)** CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD: A PAS: S4402A5601APC ADP PT: HQ0339

**8. DELIVERY FOB**
[X] DESTINATION
[ ] OTHER (See Schedule if other)

**9. CONTRACTOR** CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

**10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)**
SEE SCHEDULE

**11. X IF BUSINESS IS**
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

**12. DISCOUNT TERMS**

**13. MAIL INVOICES TO THE ADDRESS IN BLOCK**
See Block 15

**14. SHIP TO** CODE
SEE SCHEDULE

**15. PAYMENT WILL BE MADE BY** CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

**16. TYPE OF ORDER**

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________, furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

| NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD) |
|---|---|---|---|
| | | | |

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

**17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE**
SEE SCHEDULE

| 18. ITEM NO. | 19. SCHEDULE OF SUPPLIES/SERVICE | 20. QUANTITY ORDERED/ ACCEPTED* | 21. UNIT | 22. UNIT PRICE | 23. AMOUNT |
|---|---|---|---|---|---|
| | SEE SCHEDULE<br>CONTRACT TYPE:<br>Firm-Fixed-Price<br><br>KIND OF CONTRACT:<br>Supply Contracts and Priced Orders | | | | |

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

**24. UNITED STATES OF AMERICA**
VICKI AHLGRIM /SIGNED/
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
BY: CONTRACTING/ORDERING OFFICER

**25. TOTAL** $1,401,734.11
**26. DIFFERENCES**

**27a. QUANTITY IN COLUMN 20 HAS BEEN**
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO.
29. D.O. VOUCHER NO.
30. INITIALS
[ ] PARTIAL
[ ] FINAL
31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

| 37. RECEIVED AT | 38. RECEIVED BY (Print) | 39. DATE RECEIVED (YYYYMMMDD) | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT NUMBER | 42. S/R VOUCHER NO. |
|---|---|---|---|---|---|
| | | | | | |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. This Delivery Order 0001 formalizes and incorporates the letter award issued to Optex Systems Inc. on July 27, 2005, for the following items:

CLIN 0001AA - First Article Test Report (Not Separately Priced)

CLIN 0001AB - * each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price * total *

CLIN 0001AC- * each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price * total *

*Delivery Order 0001 is issued during Ordering Period (OP) 1. The unit price for the M187A1 Mount Telescope for the applicable quantit range in Ordering Period 1 is * . The price for First Article Test * ) has been amortized over the * ) units being awarded in this Delivery order 0001, resulting in a unit price of * .

2. In accordance with the terms and conditions of W52H09-05-D-0248, this Delivery Order 0001 obligates the guaranteed minimum quantity of * each M187A1 Mount Telescope.

3. CLIN 0001AB includes the First Article Test requirement (3 each for first article test/2 each for first article confirmatory test).

4. See Section B for delivery schedule.

5. The total dollar value of this Delivery Order is corrected, from the * ) stated in the letter award of July 27, 2005, to *

6. All terms and conditions of the Basic Contract W52H09-05-D-0248 apply.

*** END OF NARRATIVE A 001 ***

*Confidential Treatment Requested

A27

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD | Page 3 of 6 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AA | DATA ITEM<br><br>NOUN: FIRST ARTICLE TEST REPORT<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Destination<br>Government Approval/Disapproval Days: 30<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 3<br>DEL REL CD QUANTITY DEL DATE<br>001 * 30-MAY-2006<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(Z55555) TACOM-ROCK ISLAND<br>ATTN AMSTA-LC-CFA<br>ROCK ISLAND IL 61299-7630<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | * | LO | $ ** NSP ** | $ ** NSP ** |
| 0001AB | PRODUCTION QUANTITY<br><br>NOUN: MOUNT,TELESCOPE AND<br>PRON: W15AAC06M1 PRON AMD: 02 ACRN: AA<br>AMS CD: 33104540041<br><br>Packaging and Marking<br>PACKAGING/PACKING/SPECIFICATIONS:<br>SPI P12984689<br>LEVEL PRESERVATION: Military<br>LEVEL PACKING: A<br><br>Inspection and Acceptance | * | EA | $ * | $ 762,645.61 |

*Confidential Treatment Requested

A25

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | INSPECTION: Origin ACCEPTANCE: Origin | | | | |

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0951817700 | W52H1C | J | | 1 |

| PROJ CD | BRK BLK PT |
|---|---|
| G19 | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-OCT-2006 |
| 002 | * | 27-NOV-2006 |
| 003 | * | 27-DEC-2006 |
| 004 | * | 25-JAN-2007 |
| 005 | * | 26-FEB-2007 |
| 006 | * | 26-MAR-2007 |
| 007 | * | 25-APR-2007 |
| 008 | * | 25-MAY-2007 |
| 009 | * | 25-JUN-2007 |
| 010 | * | 25-JUL-2007 |
| 011 | * | 24-AUG-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 639,088.50 |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 02 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD | Page 5 of 6 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0951802900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-OCT-2006 |
| 002 | * | 27-NOV-2006 |
| 003 | * | 27-DEC-2006 |
| 004 | * | 25-JAN-2007 |
| 005 | * | 26-FEB-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0952082901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 26-FEB-2007 |
| 002 | * | 26-MAR-2007 |
| 003 | * | 25-APR-2007 |
| 004 | * | 25-MAY-2007 |
| 005 | * | 25-JUN-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) XU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
BUILDING MISSION DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD | Page 6 of 6 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT | ACCOUNTING CLASSIFICATION | JOB ORDER NUMBER | ACCOUNTING STATION | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|---|---|---|
| 0001AB | W15AAC06M1 33104540041 W15M378791M1 | AA | 2 | 21 5203300005 6D6D02P33104526KB S11116 | 576C06 | W52H09 | $ | * |
| 0001AC | M151R095M1 060011 | AB | 2 | 97 X4930AC9G 6D 26KB S11116 | | W52H09 | $ | * |
| | | | | | | TOTAL | $ | 1,401,734.11 |

| SERVICE NAME | TOTAL BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|
| Army | AA | 21 5203300005 6D6D02P33104526KB S11116 | W52H09 | $ | * |
| Army | AB | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| | | | TOTAL | $ | 1,401,734.11 |

*Confidential Treatment Requested

A31

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 2 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 01 | 2006MAY18 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | VICKI AHLGRIM<br>VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2006MAY18 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 01 | Page 2 of 2 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION TO DELIVERY ORDER 0001 TO BASIC AWARD W52H09-05-D-0248 IS TO:

1) ALLOW FOR THE PURCHASE OF LONG LEAD ITEMS PRIOR TO FIRST ARTICLE APPROVAL TO FACILITATE ON-TIME DELIVERY, in accordance with clau I-80 of the contract, FAR 52.209-3, First Article Approval - Contractor Testing, Alternate I and Alternate II.

The following items are hereby authorized as long lead items. The cost associated with these items may include the purchase of materials as well as production to the extent essential to meet the delivery schedule.

| Material | PO Amount | Delivery |
|---|---|---|
| Bearings | * | 8-10 weeks |
| Castings | * | 14-16 weeks |
| Circuit Card | * | 16 weeks |
| Connectors | * | 6 weeks |
| Counter | * | 16 weeks |
| Fiber Optic | * | 8 weeks |
| Gear | * | 12-20 weeks |
| Hardware | * | 6-12 weeks |
| ID Plate | * | 6 weeks |
| Level | * | 8 weeks |
| Machined Components | * | 6-16 weeks |
| Optics | * | 12-14 weeks |
| Spring | * | 8-12 weeks |
| Valve | * | 8-12 weeks |
| TOTAL | $886,119.23 | |

In accordance with the DOD Progress Payments clause, DFARS 252.232-7004, by reference clause I-59 of the contract, payment requests ma be submitted for no more than 90% of the above amount, or * , accompanied by supporting documentation.

2) As a result of number 1 above, FAR 52.232-4506 Progress Payment Limitation, is hereby superceded by the above.

3) Payments shall be made in sequential ACRN order.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

*Confidential Treatment Requested

A35

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| | | 1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 6 |
| 2. Amendment/Modification No.: 02 | 3. Effective Date: 2006JUL26 | 4. Requisition/Purchase Req No.: SEE SCHEDULE | 5. Project No. (If applicable) |

**6. Issued By** — Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309) 782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** — Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

**SCD** A **PAS** S4402A5601APC **ADP PT** HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

**Code** 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

**9B. Dated (See Item 11)**

☒ **10A. Modification Of Contract/Order No.** W52H09-05-D-0248/0001

**10B. Dated (See Item 13)** 2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: B

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
**It Modifies The Contract/Order No. As Described In Item 14.**

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☒ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | | | |
|---|---|---|---|
| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print): LISA DEVLIN, LISA.DEVLIN@US.ARMY.MIL (309) 782-5541 | |
| 15B. Contractor/Offeror: ____________ (Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America: By /SIGNED/ (Signature of Contracting Officer) | 16C. Date Signed: 2006JUL26 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02 | Page 2 of 6 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 02 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1) INCREASE THE UNIT PRICE OF CLINS 0001AB AND 0001AC BY * EACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048). THIS ECP INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCTION (329), BUT ALLOWING FIRST ARTICLE TO BE APPROVED WITH THE ORIGINAL CONFIGURATION.

2) THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER OR *

3) REVISE THE DELIVERY DATE FOR THE FIRST ARTICLE TEST REPORT FROM 30-MAY-2006 TO 30-AUG-2006. THIS IS DONE AT NO COST DUE TO TECHNICAL REVISIONS WHICH WERE NO FAULT OF THE CONTRACTOR.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 003 ***

**—*Confidential Treatment Requested**

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02 | Page 3 of 6 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001AA | DATA ITEM<br><br>NOUN: FIRST ARTICLE TEST REPORT<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Destination<br>Government Approval/Disapproval Days: 30<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 3<br>DEL REL CD QUANTITY DEL DATE<br>001 * 30-AUG-2006<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(255555) CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | * | LO | $ ** NSP ** | $ ** NSP ** |
| 0001AB | PRODUCTION QUANTITY<br><br>NOUN: MOUNT,TELESCOPE AND<br>PRON: W15AAC06M1 PRON AMD: 02 ACRN: AA<br>AMS CD: 33104540041<br><br>Packaging and Marking<br>PACKAGING/PACKING/SPECIFICATIONS:<br>SPI P12984689<br>LEVEL PRESERVATION: Military<br>LEVEL PACKING: A<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 W52H095181T700 W52H1C J 1<br>PROJ CD BRK BLK PT<br>G19<br>DEL REL CD QUANTITY DEL DATE<br>001 * 25-OCT-2006 | * | EA | $ * | $ 802,122.27 |

*Confidential Treatment Requested

A36

**CONTINUATION SHEET** | Reference No. of Document Being Continued
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | 002 * 27-NOV-2006<br>003 * 27-DEC-2006<br>004 * 25-JAN-2007<br>005 * 26-FEB-2007<br>006 * 26-MAR-2007<br>007 * 25-APR-2007<br>008 * 25-MAY-2007<br><br>FOB POINT: Destination<br><br>SHIP TO: FREIGHT ADDRESS<br>(W52H1C) XU W0K8 USA ROCK ISL ARSENAL<br>BLDG 299 GILLESPIE AV AND BECK LANE<br>ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 672,169.50 |
| | NOUN: MOUNT,TELESCOPE AND<br>PRON: M151R095M1 PRON AMD: 02 ACRN: AB<br>AMS CD: 060011<br><br>Packaging and Marking<br>PACKAGING/PACKING/SPECIFICATIONS:<br>SPI P12984689<br>LEVEL PRESERVATION: Military<br>LEVEL PACKING: A<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>001 W52H0951802900 W52H1C J 1<br>DEL REL CD / QUANTITY / DEL DATE<br>001 * 25-OCT-2006<br>002 * 27-NOV-2006<br>003 * 27-DEC-2006<br>004 * 25-JAN-2007<br>005 * 26-FEB-2007 | | | | |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02 | Page 5 of 6 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H095208Z901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 26-FEB-2007 |
| 002 | * | 26-MAR-2007 |
| 003 | * | 25-APR-2007 |
| 004 | * | 25-MAY-2007 |
| 005 | * | 25-JUN-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02 | Page 6 of 6 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | PRIOR AMOUNT | INCREASE/DECREASE AMOUNT | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|
| 0001AB | W15AAC06M1<br>33104540041<br>W15M378791M1 | AA | 2<br>576C06 | $ * | $ * | $ * |
| 0001AC | M151R095M1<br>060011 | AB | 2 | $ * | $ * | $ * |
| | | | | NET CHANGE | $ * | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|
| Army | AA | 21 52033000056D6D02P33104526KB S11116 | W52H09 | $ * |
| Army | AB | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ * |
| | | | NET CHANGE | $ * |

| | PRIOR AMOUNT OF AWARD | INCREASE/DECREASE AMOUNT | CUMULATIVE OBLIG AMT |
|---|---|---|---|
| NET CHANGE FOR AWARD: | $ * | $ * | $ 1,474,291.77 |

*Confidential Treatment Requested

A39

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT | | 1. Contract ID Code<br>Firm-Fixed-Price | Page 1 Of 8 |
| 2. Amendment/Modification No.<br>03 | 3. Effective Date<br>2006NOV28 | 4. Requisition/Purchase Req No.<br>SEE SCHEDULE | 5. Project No. (If applicable) |
| 6. Issued By Code W52H09<br>TACOM-ROCK ISLAND<br>AMSTA-LC-CFA-C<br>CHRISTINE CARSON (309)782-4301<br>ROCK ISLAND IL 61299-7630<br><br>EMAIL: CHRISTINE.CARSON@US.ARMY.MIL | | 7. Administered By (If other than Item 6) Code S4402A<br>DCMA DALLAS<br>600 NORTH PEARL STREET<br>SUITE 1630<br>DALLAS TX 75201-2843<br><br>SCD A PAS S4402AS601APC ADP PT HQ0339 | |
| 8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)<br>OPTEX SYSTEMS INC<br>1420 PRESIDENTIAL DR<br>RICHARDSON, TX 75081-2765<br><br>TYPE BUSINESS: Other Small Business Performing in U.S. | | [ ] 9A. Amendment Of Solicitation No.<br><br>9B. Dated (See Item 11)<br><br>[X] 10A. Modification Of Contract/Order No.<br>W52H09-05-D-0248/0001<br><br>10B. Dated (See Item 13)<br>2005AUG01 | |
| Code 0BK64 | Facility Code | | |

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

| | |
|---|---|
| [ ] | A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A. |
| [ ] | B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b). |
| [X] | C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: |
| [ ] | D. Other (Specify type of modification and authority) |

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | | | |
|---|---|---|---|
| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print)<br>LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror<br><br>__________<br>(Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America<br>By /SIGNED/<br>(Signature of Contracting Officer) | 16C. Date Signed<br>2006NOV28 |

A40

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03 | Page 2 of 8 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE GOVERNMENT FURNISHED MATERIAL (GFM) TO BE USED TOWARDS FIRST ARTICLE TESTING, IF THE CONTRACTOR DESIRES, CONSISTING OF THE FOLLOWING:

1. FOUR (4) EACH HOUSING P/N 8261799, WILL BE PROVIDED AS GFM.

2. GFM SHALL BE SHIPPED TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR.
RICHARDSON, TX 75081

3. AS A RESULT OF THE ABOVE, THE DUE DATE FOR THE FIRST ARTICLE TEST REPORT (CLIN 0001AA) IS REVISED
FROM: 30 AUG 2006 TO: 12 Jan 2007

4. FIRST ARTICLE INSPECTION, TEST AND ENVIRONMENTAL, SHALL BE RECONDUCTED UPON RECEIPT OF CONTRACTOR PRODUCED PART, 8261799. NO DELIVERIES OF M187A1 MOUNTS SHALL BE ACCEPTED BY THE GOVERNMENT USING CONTRACTOR MANUFACTURED PART, PN: 8261799, UNLESS FIRST ARTICLE TESTING IS CONDUCTED ON BOTH THE PART AND THE ENTIRE M187A1 MOUNT SYSTEM.

4. THE PRODUCTION SCHEDULES ARE ALSO REVISED ACCORDINGLY. SEE SCHEDULE B.

5. THIS IS DONE AT NO COST TO EITHER PARTY, DUE TO ONGOING TECHNICAL CLARIFICATIONS AND OMISSIONS THAT HAVE BEEN ENCOUNTERED UP TO TH POINT.

6. REPLACEMENT PARTS WILL BE RETURNED TO THE GOVERNMENT, UPON RECEIPT BY OPTEX OF ACCEPTABLE PARTS FROM THEIR SUPPLIER. THE REPLACEMENT PARTS SHALL BE RETURNED TO:

TACOM - ROCK ISLAND
ATTN: AMSTA-LC-QAWC-B/CHRIS CARSON
BLDG 104, 2ND FLOOR SE
1 ROCK ISLAND ARSENAL
ROCK ISLAND, IL 61299-7630

7. The contractor hereby waives all rights and claims for equitable adjustment to such facts and circumstances giving rise to the incorporation of the above stated changes. The contractor specifically waives andy and all types of claims which it has or may have against the government related to any delay resulting from the incorporation of the stated changes in the contract.

8. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0004 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03 | Page 3 of 8 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AA | DATA ITEM<br><br>NOUN: FIRST ARTICLE TEST REPORT<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Destination<br>Government Approval/Disapproval Days: 30<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 3<br>DEL REL CD QUANTITY DEL DATE<br>001 * 12-JAN-2007<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(Z55555) CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | * | LO | $ ** NSP ** | $ ** NSP ** |
| 0001AB | PRODUCTION QUANTITY<br><br>NOUN: MOUNT,TELESCOPE AND<br>PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA<br>AMS CD: 33104540041<br><br>Packaging and Marking<br>PACKAGING/PACKING/SPECIFICATIONS:<br>SPI P12984689<br>LEVEL PRESERVATION: Military<br>LEVEL PACKING: A<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance | * | EA | $ * | $ * not redacted |

*Confidential Treatment Requested

A42

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|

DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD
001 | W52H095181T700 | W52H1C | J | | 1

PROJ CD: G19
BRK BLK PT

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | DELETED | |
| 002 | DELETED | |
| 003 | DELETED | |
| 004 | * | 28-JAN-2007 |
| 005 | * | 28-FEB-2007 |
| 006 | * | 28-MAR-2007 |
| 007 | * | 28-APR-2007 |
| 008 | * | 28-MAY-2007 |
| 009 | * | 28-JUN-2007 |
| 010 | * | 28-JUL-2007 |
| 011 | * | 28-AUG-2007 |
| 012 | * | 28-SEP-2007 |
| 013 | * | 28-OCT-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 04 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03 | Page 5 of 8 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | | | | | |

DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001 W52H095180Z900 W52H1C J 1

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | DELETED | |
| 002 | DELETED | |
| 003 | DELETED | |
| 004 | * | 28-FEB-2007 |
| 005 | * | 28-MAR-2007 |
| 006 | * | 28-APR-2007 |
| 007 | * | 28-MAY-2007 |
| 008 | * | 28-JUN-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
002 W52H095208Z901 W25G1U J 1

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 28-MAR-2007 |
| 002 | * | 28-APR-2007 |
| 003 | * | 28-MAY-2007 |
| 004 | * | 28-JUN-2007 |
| 005 | * | 28-JUL-2007 |
| 006 | * | 28-AUG-2007 |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

A44

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

| | Status | Regulatory Cite | Title | Date |
|---|---|---|---|---|
| I-1 | ADDED | 52.245-19 | GOVERNMENT PROPERTY FURNISHED "AS IS" | APR/1984 |
| I-2 | ADDED | 52.245-2 | GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) | MAY/2004 |

a. Government-furnished property. (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data a information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to a "Government-furnished property").

(2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitabl for use (except for property furnished "as is" will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

(3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contract shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

b. Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contract in accordan with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any:

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use this property, if provided under any other contract or lease.

c. Title in Government property.

(1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Governme property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse t Contractor as a direct item of cost under this contract -

(i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such materia and

(ii) Title to all other material shall pass to and vest in the Government upon -

(A) Issuance of the material for use in contract performance;

(B) Commencement of processing of the material or its use in contract performance; or

(C) Reimbursement of the cost of the material by the Government, whichever occurs first.

d. Use of Government property. The Government property shall be used only for performing this contract, unless otherwise providec in this contract or approved by the Contracting Officer.

e. Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under tł contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

f. Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

g. Risk of loss. Unless otherwise provided in this contract, the Contractor assume the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Governme under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

h. Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision accordance with the procedures of the Change clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for -

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Government property disposal. Except as provided in paragraphs (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contracto shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1) Scrap (to which the Government has obtained title under paragraph (c) of this clause).

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory dispos schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedule (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted f scrap aircraft or aircraft parts and scrap that:

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to whi the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i) May purchase the property at the acquisition cost.

(ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicabl a reasonable restocking fee that is consistent with the supplier's customary practices).

(iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) o this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify:

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this claus that is no longer required for performance of that contract.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory dispos schedules, the Contractor shall prepare separate inventory disposal schedules for:

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Computers, components thereof, peripheral equipment, and related equipment;

(E) Precious Metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment's intended use.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later tha

(i) Thirty days following the Contractor's determination that a Government property item is no longer required for performance of the contract;

(ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a

schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer object to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8) Disposition instructions.

(i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer's direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.

(10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j) Abandonment of Government property.

(1) The Government will not abandon sensitive Government property without the Contractor's written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

k. Communications. All communications under this clause shall be in writing.

l. Overseas contracts. If this contract is to be performed outside of the United States and its outlying areas, the words "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

(IF7117) (End of Clause)

A47

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 5 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 04 | 2007APR02 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
|---|---|---|---|
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| (Signature of person authorized to sign) | | By /SIGNED/ (Signature of Contracting Officer) | 2007APR02 |

A48

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04 | Page 2 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

TOHE PURPOSE OF THIS MODIFICATION 04 TO W52H09-05-D-0248 DO 0001, IS TO REVISE THE DELIVERY SCHEDULE. SEE SCHEDULE B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0005 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04 | Page 3 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ 802,122.27 |

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095181T700 | W52H1C | J | | 1 |

| PROJ CD | BRK BLK PT |
|---|---|
| G19 | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-APR-2007 |
| 005 | * | 30-MAY-2007 |
| 006 | * | 30-JUN-2007 |
| 007 | * | 30-JUL-2007 |
| 008 | * | 30-AUG-2007 |
| 009 | * | 30-SEP-2007 |
| 010 | * | 30-OCT-2007 |
| 011 | * | 30-NOV-2007 |
| 012 | * | 30-DEC-2007 |
| 013 | * | 30-JAN-2008 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04 | Page 4 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 672,169.50 |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 04 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0951802900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-MAY-2007 |
| 005 | * | 30-JUN-2007 |
| 006 | * | 30-JUL-2007 |
| 007 | * | 30-AUG-2007 |
| 008 | * | 30-SEP-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0952082901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JUN-2007 |
| 002 | * | 30-JUL-2007 |
| 003 | * | 30-AUG-2007 |
| 004 | * | 30-SEP-2007 |
| 005 | * | 30-OCT-2007 |
| 006 | * | 30-NOV-2007 |

*Confidential Treatment Requested

A51

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
| --- | --- | --- | --- | --- | --- |
| | FOB POINT: Destination<br><br>SHIP TO: FREIGHT ADDRESS<br>(W25G1U) SU TRANSPORTATION OFFICER<br>DDSP NEW CUMBERLAND FACILITY<br>2001 MISSION DRIVE DOOR 113 134<br>NEW CUMBERLAND PA 17070-5001<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |

A52

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| **1. Contract ID Code** Firm-Fixed-Price | **Page** 1 **Of** 10 | | |
| **2. Amendment/Modification No.** 05 | **3. Effective Date** 2007APR26 | **4. Requisition/Purchase Req No.** SEE SCHEDULE | **5. Project No. (If applicable)** |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 | Facility Code

☐ **9A. Amendment Of Solicitation No.**

**9B. Dated (See Item 11)**

☒ **10A. Modification Of Contract/Order No.** W52H09-05-D-0248/0001

**10B. Dated (See Item 13)** 2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: 8

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | | | |
|---|---|---|---|
| **15A. Name And Title Of Signer (Type or print)** | | **16A. Name And Title Of Contracting Officer (Type or print)** LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| **15B. Contractor/Offeror** ______ (Signature of person authorized to sign) | **15C. Date Signed** | **16B. United States Of America** By /SIGNED/ (Signature of Contracting Officer) | **16C. Date Signed** 2007APR26 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05 | Page 2 of 10 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
AS A RESULT OF THE INCORPORATION OF ECP H07A2006:

1) THE PRICE ON DELIVERIES SCHEDULED AFTER AUGUST 30, 2007 (CLINS 1001AB AND 1001AC) INCLUDES AN ADDITIONAL * PER UNIT, FOR A TOTAL UNIT PRICE OF *

FOR ADMINISTRATIVE PURPOSES BILLING AGAINST CLIN 0001AB WILL BE BILLED AGAINST THAT CLIN AT THE ORIGINAL PRICE OF * AND AGAINS CLIN 1001AB FOR THE ADDITIONAL * PER UNIT FOR INCORPORATION OF THE NEW GEARS.

2) THE PRICE ON DELIVERIES SCHEDULED ON OR BEFORE AUGUST 30, 2007 WILL REMAIN AT * AND DELIVERED AS SCHEDULED AGAINST CLINS 0001AB AND 0001AC. THE GOVERNMENT WILL RETURN THESE ASSETS TO OPTEX, TO BE RETROFITTED WITH THE NEW GEARS, AS THEY ARE REPLACED WITH THE NEW CONFIGURATION ASSETS.

3) UPON SHIPMENT OF THESE NEWLY RETROFITTED ASSETS (CLINS 2001AB, AND 2001AC), OPTEX MAY BILL FOR THE ADDITIONAL * ER UNIT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0006 ***

*Confidential Treatment Requested

A54

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05 | Page 3 of 10 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ 802,122.27 |
| | NOUN: MOUNT,TELESCOPE AND<br>PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA<br>AMS CD: 33104540041 | | | | |
| | ITEMS SCHEDULED TO BE DELIVERED ON OR BEFORE 30-AUG-2007 SHALL BE SHIPPED WITH THE WORM GEARS CALLED OUT IN THE ORIGINAL TDP. THEY WILL BE RETURNED TO CONTRACTOR AT A LATER DATE TO BE UPGRADED WITH THE NEW WORM GEARS AS PER ECP H06A2006, AND BILLED AGAINST CLIN 2001AB UPON RETURN TO GOVERNMENT. | | | | |
| | ITEMS SCHEDULED TO BE DELIVERED AFTER 30-AUG-2007 SHALL ALSO BE BILLED AGAINST CLIN 1001AB AT A PRICE OF $774 EACH, AS THEY SHALL CONTAIN NEW WORM GEARS, PER ECP H06A2006. | | | | |
| | (End of narrative B001) | | | | |
| | Packaging and Marking<br>PACKAGING/PACKING/SPECIFICATIONS:<br>SPI P12984689<br>LEVEL PRESERVATION: Military<br>LEVEL PACKING: A | | | | |
| | Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin | | | | |
| | Deliveries or Performance | | | | |

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095181T700 | W52H1C | J | | 1 |

| PROJ CD | BRK BLK PT |
|---|---|
| G19 | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-APR-2007 |
| 005 | * | 30-MAY-2007 |
| 006 | * | 30-JUN-2007 |
| 007 | * | 30-JUL-2007 |
| 008 | * | 30-AUG-2007 |
| 009 | * | 30-SEP-2007 |

*Confidential Treatment Requested

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | 010 * 30-OCT-2007 | | | | |
| | 011 * 30-NOV-2007 | | | | |
| | 012 * 30-DEC-2007 | | | | |
| | 013 * 30-JAN-2008 | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO: FREIGHT ADDRESS<br>(W52H1C) XU W0X8 USA ROCK ISL ARSENAL<br>BLDG 299 GILLESPIE AV AND BECK LANE<br>ROCK ISLAND IL 61299-5000 | | | | |
| | CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 358,490.40 |
| | NOUN: MOUNT,TELESCOPE AND<br>PRON: M151R095M1 PRON AMD: 06 ACRN: AB<br>AMS CD: 060011 | | | | |
| | THESE ITEMS SHALL BE SHIPPED AS SCHEDULED WITH THE WORM GEARS, AS CALLED OUT IN THE ORIGINAL TDP. THEY SHALL BE RETURNED AT A LATER DATE TO BE UPGRADED WITH THE NEW WORM GEARS PER ECP H06A2006, AND BILLED AGAINST CLIN 2001AC. | | | | |
| | (End of narrative B001) | | | | |
| | Packaging and Marking<br>PACKAGING/PACKING/SPECIFICATIONS:<br>SPI P12984689<br>LEVEL PRESERVATION: Military<br>LEVEL PACKING: A | | | | |
| | Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin | | | | |
| | Deliveries or Performance | | | | |

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0951808900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-MAY-2007 |
| 005 | * | 30-JUN-2007 |
| 006 | * | 30-JUL-2007 |
| 007 | * | 30-AUG-2007 |

*Confidential Treatment Requested

A56

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|

008 DELETED

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0952082901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JUN-2007 |
| 002 | * | 30-JUL-2007 |
| 003 | * | 30-AUG-2007 |
| 004 | DELETED | |
| 005 | DELETED | |
| 006 | DELETED | |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

1001 NSN: 1240-01-483-5324
SECURITY CLASS: Unclassified

1001AB SERVICES LINE ITEM — $ *

NOUN: INC OF ECP, M187 WROM SHAFT
PRON: W15ALC37M1 PRON AMD: 01 ACRN: AC
AMS CD: 31303334015

ITEMS SCHEDULED TO SHIP ON CLIN 0001AB AFTER 30-AUG-2007 SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB FOR $774 EAHC UP TO 109 UNITS SHIPPED ON CLIN 0001AB.

(End of narrative B001)

Inspection and Acceptance

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05 | Page 6 of 10 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DLVR SCH PERF COMPL<br>REL CD QUANTITY DATE<br>001 0 30-JUN-2008<br><br>$ * | | | | |
| 1001AC | PRODUCTION QUANTITY<br><br>NOUN: MOUNT,TELESCOPE AND<br>PRON: M151R095M1 PRON AMD: 06 ACRN: AB<br>AMS CD: 060011<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>001 W52H095180Z900 W52H1C J 1<br>DEL REL CD QUANTITY DEL DATE<br>001 * 30-SEP-2007<br><br>FOB POINT: Destination<br><br>SHIP TO: FREIGHT ADDRESS<br>(W52H1C) XU W0K8 USA ROCK ISL ARSENAL<br>BLDG 299 GILLESPIE AV AND BECK LANE<br>ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001<br><br>DOC SUPPL<br>REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD<br>002 W52H095208Z901 W25G1U J 1<br>DEL REL CD QUANTITY DEL DATE<br>001 * 30-SEP-2007<br><br>002 * 30-OCT-2007<br><br>003 * 30-NOV-2007<br><br>FOB POINT: Destination<br><br>SHIP TO: FREIGHT ADDRESS<br>(W25G1U) SU TRANSPORTATION OFFICER<br>DDSP NEW CUMBERLAND FACILITY<br>2001 MISSION DRIVE DOOR 113 134 | * | EA | $ * | $ 367,859.10 |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05 | Page 7 of 10 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | NEW CUMBERLAND PA 17070-5001<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 2001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 2001AB | MAINTENANCE AND OVERHAUL: DELIVERABLE<br><br>NOUN: MOUNT,TELESCOPE AND<br>PRON: W16AKC37M1 PRON AMD: 01 ACRN: AC<br>AMS CD: 31303334015<br><br>THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN PREVIOUSLY SHIPPED AGAINST CLIN 0001AB AND RETURNED TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP H07A2006. THESE ITEMS SHALL BE BILLED AT A PRICE OF $1034 EACH, UP TO A QUANTITY OF 109, UPON DELIVERY BACK TO THE GOVERNMENT.<br><br>(End of narrative B001)<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DOC REL CD: 001 MILSTRIP: W52H097107T731 SUPPL ADDR: W52H1C SIG CD: J MARK FOR: TP CD: 3<br>PROJ CD: G19 BRK BLK PT:<br>DEL REL CD: 001 QUANTITY: * DEL DATE: 30-MAY-2008<br><br>FOB POINT: Destination<br><br>SHIP TO: FREIGHT ADDRESS<br>(W52H1C) XU WOK8 USA ROCK ISL ARSENAL<br>BLDG 299 GILLESPIE AV AND BECK LANE<br>ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001<br><br>"NEW CONFIGURATION" | * | EA | $ * | $ 72,380.00 |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05 | Page 8 of 10 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | (End of narrative A001) | | | | |
| 2001AC | MAINTENANCE AND OVERHAUL: DELIVERABLE | * | EA | $ * | $ 82,720.00 |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 06 ACRN: AB
AMS CD: 060011

THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN PREVIOUSLY SHIPPED AGAINST CLIN 0001AC AND RETURNED TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP H07A2006. THESE ITEMS SHALL BE BILLED AT A PRICE OF * EACH, UP TO A QUANTITY OF * UPON DELIVERY BACK TO THE GOVERNMENT.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0951802900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JUN-2008 |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0952082901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-MAY-2008 |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

A&O

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |

# CONTINUATION SHEET

Reference No. of Document Being Continued

PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | PRIOR AMOUNT | INCREASE/DECREASE AMOUNT | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|
| 0001AC | M151R095M1 060011 | AB | 2 | $ * | * | $ * |
| 1001AB | W16ALC37M1 31303334015 | AC | 2 676C37 | $ * | $ * | $ * |
| 1001AC | M151R095M1 060011 | AB | 2 | $ * | $ * | $ * |
| 2001AB | W16AKC37M1 31303334015 W16M3755M108 | AC | 2 676C37 | $ * | $ * | $ * |
| 2001AC | M151R095M1 060011 | AB | 2 | $ * | $ * | $ * |
| | | | | NET CHANGE | $ * | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|
| Army | AB | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ * |
| Army | AC | 21 62033000066D6D02P31303326KB S11116 | W52H09 | $ * |
| | | | NET CHANGE | $ * |

| | PRIOR AMOUNT OF AWARD | INCREASE/DECREASE AMOUNT | CUMULATIVE OBLIG AMT |
|---|---|---|---|
| NET CHANGE FOR AWARD: | $ * | $ * | $ 1,767,937.77 |

| ACRN | EDI ACCOUNTING CLASSIFICATION | | |
|---|---|---|---|
| AB | 97 0X0X4930AC9G | S11116 56D00000600110000026KB | S11116 |
| AC | 21 060820330000 | S11116 66D6D023130333401526KB | 676C37S11116 W52H09 |

*Confidential Treatment Requested

A62

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 4 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 09 | 2008JAN28 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
SEE SECTION G (IF APPLICABLE)

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| __________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2008JAN28 |

A63

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

MODS 07 AND 08 ARE NOT BEING USED.

THE PURPOSE OF THIS MOD 09 TO W52H0905D0248 DO 0001 IS TO ESTABLISH CLIN 0004 FOR THE ADDITION OF FUNDS PAYABLE TO OPTEX AS AN AGREED UPON EQUITABLE ADJUSTMENT IN THE AMOUNT OF * . FOR ADMINISTRATIVE PURPOSES, THIS AMOUNT IS SPLIT BETWEEN SUB-CLINS 0004AA AND 0004AB AT * EACH.

THIS EQUITABLE ADJUSTMENT IS FOR COSTS INCURRED IN THE TIMEFRAME OF JANUARY 1, 2007 THROUGH OCTOBER 31, 2007. IT INCLUDES COSTS ASSOCIATED WITH THE NUMEROUS ECPS/CHANGES INCURRED DURING THIS TIME PERIOD, ADDITIONAL ENGINEERING COSTS INCURRED AFTER ACCEPTANCE OF FIRST ARTICLE TEST, ADDITIONAL ENVIRONMENTAL TESTING, AND THE COST OF SCRAPPED STOPS PRIOR TO NECESSARY MATERIAL CHANGE.

THIS AMOUNT OF EQUITABLE ADJUSTMENT REPRESENTS A FULL AND FINAL RELEASE OF CLAIMS FOR THE SPECIFIC INCIDENTS IN THESE TIMEFRAMES.

ALL DISBURSEMENTS FROM THIS DELIVERY ORDER SHALL BE DISBURSED IN ASCENDING ORDER FROM OLDEST TO NEWEST. THIS SHALL BE RETROACTIVE TO THE BEGINNING OF THE ORDER. SEE SECTION G.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0010 ***

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09 | Page 3 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0004 | SECURITY CLASS: Unclassified | | | | |
| 0004AA | EQUITABLE ADJUSTMENT PA<br><br>NOUN: M187 MOUNT<br>PRON: 2C6090461A PRON AMD: 01 ACRN: AD<br>AMS CD: 32101366046<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DLVR SCH REL CD: 001 QUANTITY: 0 PERF COMPL DATE: 30-JAN-2008<br>$ * | | | | $ * |
| 0004AB | EQUITABLE ADJUSTMENT SUSTAINMENT<br><br>NOUN: M187A1 MOUNT<br>PRON: M181F694M1 PRON AMD: 01 ACRN: AB<br>AMS CD: 060011<br><br>Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination<br><br>Deliveries or Performance<br>DLVR SCH REL CD: 001 QUANTITY: 0 PERF COMPL DATE: 30-JAN-2008<br>$ * | | | | $ * |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09 | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

Special Payment procedures for progress payments:

Please pay progress payments from the oldest funds first. Once oldest funds are depleted, utilize the remaining obligated funds for al other disbursements. This is retroactive to the beginning of the order.

*** END OF NARRATIVE G0001 ***

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0004AA | 2C6090461A 32101366046 A16P30462R2C | AD | 2 6RM169 | $ | 0.00 | $ | * | $ | * |
| 0004AB | M181F694M1 060011 | AB | 2 | $ | 0.00 | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AB | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| Army | AD | 21 62033000065R5R13P321013255X S28017 | W52H09 | $ | * |
| | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | 1,973,147.11 |

| ACRN | EDI ACCOUNTING CLASSIFICATION | | | | | |
|---|---|---|---|---|---|---|
| AB | 97 | 0X0X4930AC9G | S11116 | 86D0000006001100000026KB | S11116 | |
| AD | 21 | 060820330000 | S28017 | 65R5R1332101366046255X | 6RM169S28017 | W52H09 |

A66

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 4 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 10 | 2008MAY02 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
ACRN: AB NET INCREASE: *

KIND MOD CODE: 8

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2008MAY02 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10 | Page 2 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 10 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1) AWARD A LUMP SUM PORTION OF A REQUEST FOR EQUITABLE ADJUSTMENT IN THE THE NEGOTIATED AMOUNT OF *

2) THE ABOVE AMOUNT IS ADDED TO CLIN 0004AB FOR A TOTAL CLIN PRICE OF *

3) THIS LUMP SUM PAYMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. TO FOLLOW WILL BE UNIT PRICE ADJUSTMENTS ON AL CURRENT DELIVERY ORDERS ON THIS CONTRACT. This entire equitable adjustment amount represents a full and complete settlement of all claims, demands, and causes of action raised in and associated with its Request for Equitable Adjustment dated 4 March 2008. In addition, because Optex' REA was submitted on a Total Cost basis, the parties intend this Modification to address all of the past issu on this contract as of 4 March 2008. Therefore, this Modification represents a complete and full settlement of all claims, demands, a causes of action that Optex may raise for any incidents, directed/constructive changes, and any other matters, occurring on or before March 2008, including any claims for delay, unrealized overhead, attorney's fees, and any other causes of action, known or unknown to Optex, whether asserted at this time or not, arising under this contract and any Delivery Orders issued against it.

This Modification will not affect any claims or causes of action pertaining to incidents, directed/constructive changes, and other matters which occur after 4 March 2008. The parties also contemplate a subsequent Modification to this Contract, which will increase unit prices for all current and future Delivery Orders on this Contract, as stated above.

A MODIFICATION ESTABLISHING A CONTRACTOR/GOVERNMENT AGREED UPON DELIVERY SCHEDULE ADJUSTMENT WILL ALSO BE FOLLOWED MY THIS MODIFICATIO

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0011 ***

*Confidential Treatment Requested

A68

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10 | Page 3 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0004 | SECURITY CLASS: Unclassified | | | | |
| 0004AB | EQUITABLE ADJUSTMENT SUSTAINMENT | | | | $ * |
| | NOUN: M187A1 MOUNT<br>PRON: M181F694M1 PRON AMD: 03 ACRN: AB<br>AMS CD: 060011 | | | | |
| | Inspection and Acceptance<br>INSPECTION: Destination ACCEPTANCE: Destination | | | | |
| | Deliveries or Performance | | | | |
| | DLVR SCH REL CD: 001 — QUANTITY: 0 — PERF COMPL DATE: 30-JAN-2008<br>$ * | | | | |
| | DLVR SCH REL CD: 002 — QUANTITY: 0 — PERF COMPL DATE: 01-MAY-2008<br>$ * | | | | |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10 | Page 4 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0004AB | M181F694M1 060011 | AB | 2 | $ | * | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AB | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | 2,515,687.00 |

| ACRN | EDI ACCOUNTING CLASSIFICATION |
|---|---|
| AB | 97 0X0X4930AC9G S11116 86D000000600110000026KB S11116 |

*Confidential Treatment Requested

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 4 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 11 | | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
ACRN: AC NET DECREASE: *

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
**It Modifies The Contract/Order No. As Described In Item 14.**

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| Renita Rutherford-Drake Contract Administrator | | LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| **15B. Contractor/Offeror** | **15C. Date Signed** | **16B. United States Of America** | **16C. Date Signed** |
| [signature] (Signature of person authorized to sign) | 6/17/08 | By ________ (Signature of Contracting Officer) | |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

*Confidential Treatment Requested

A71

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 11 | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0001 IS TO:

DELETE CLIN 2001AB FROM THIS DELIVERY ORDER. THIS CLIN WAS CREATED WITH MOD 05 FOR INCORPORATION OF ECP H07A2006. AT THE TIME, IT WA ANTICIPATED THA * UNITS TO ORIGINAL CONFIGURATION (BRASS GEARS) WOULD BE SHIPPED WHILE WAITING FOR STEAL GEARS TO ARRIVE. THE INTEN WAS TO RETURN THESE * ASSETS TO THE CONTRACTOR AT A LATER DATE TO INCORPORATE THE NEW GEARS. THE CONTRACTOR WAS THEN TO RESHIP THE ASSETS AND BILL * EACH.

DUE TO DELAYS BEYOND THE CONTRACTOR'S CONTROL, ALL REMAINING UNITS WILL BE SHIPPED COMPLETE WITH THE NEW GEARS INSTALLED.

THEREFORE, THIS DELIVERY ORDER IS DECREASED BY * THIS MOD WILL BE IMMEDIATELY FOLLOWED BY A NEW MOD CREATING A CLIN TO ALLO FOR THE INCREASE IN PRICE OF * FOR * EACH, FOR A TOTAL INCREASE OF *

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0012 ***

*Confidential Treatment Requested

A72

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 2001AB | DELETED | | | | |

A73

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 11 | Page 4 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 2001AB | W16AXC37M1<br>31303334015<br>W16M3755M108 | AC | 1<br>676C37 | $ | * | | * | $ | 0.00 |

NET CHANGE $ *

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AC | 21 62033000066D6D02P31303326KB S11116 | W52H09 | $ | * |

NET CHANGE $ *

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | 2,443,307.00 |

| ACRN | EDI ACCOUNTING CLASSIFICATION |
|---|---|
| AC | 21 060820330000 S11116 66D6D023130333401526KB 676C37S11116 W52H09 |

*Confidential Treatment Requested

1792-0001 A7

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 9 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 12 | 2008JUL17 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
SEE SECTION G (IF APPLICABLE)

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ____________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2008JUL17 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

1792-0001 A75

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| 1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 9 | | |
| 2. Amendment/Modification No. 12 | 3. Effective Date | 4. Requisition/Purchase Req No. SEE SCHEDULE | 5. Project No. (If applicable) |

**6. Issued By** Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A
DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001

10B. Dated (See Item 13) 2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: 8

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
**It Modifies The Contract/Order No. As Described In Item 14.**

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | | | |
|---|---|---|---|
| 15A. Name And Title Of Signer (Type or print) Renita Rutherford-Drake Contract Administrator | | 16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror [signature] (Signature of person authorized to sign) | 15C. Date Signed 7/14/08 | 16B. United States Of America By ________ (Signature of Contracting Officer) | 16C. Date Signed |

NSN 7540-01-152-8070 PREVIOUS EDITIONS UNUSABLE 30-105-02 STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

A76

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12 | Page 2 of 9 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 12 TO W52H0905D0248 DO 0001 IS TO:

1) INCREASE THE UNIT PRICES OF BASIC CLINS 0001AB AND 0001AC BY * DUE TO PART OF AN EQUITABLE ADJUSTMENT.

2) FOR ADMINISTRATIVE PURPOSES, THIS INCREASE WILL BE REPRESENTED ON CLINS 2001AB AND 2001AC.

3) THEREFORE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AB, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AB ($4481.13), 1001AB ($774), AND 2001AB * FOR A TOTAL PRICE OF *

LIKEWISE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AC, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AC ($4481.13), 1001AC ($774), AND 2001AC * FOR A TOTAL PRICE OF *

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, OR OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008. THE PARTIES ALSO CONTEMPLATE A SUBSEQUENT MODIFICATION TO THIS CONTRACT, WHICH WILL INCREASE UNIT PRICES FOR ALL CURRENT AND FUTURE DELIVERY ORDERS ON THIS CONTRACT, AS STATED ABOVE.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

*** END OF NARRATIVE A0013 ***

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12 | Page 3 of 9 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ 802,122.27 |

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095181T700 | W52H1C | J | | 1 |

| PROJ CD | BRK BLK PT |
|---|---|
| G19 | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-APR-2007 |
| 005 | * | 30-MAY-2007 |
| 006 | * | 30-MAY-2009 |
| 007 | * | 30-JUN-2009 |
| 008 | * | 30-JUL-2009 |
| 009 | * | 30-AUG-2009 |
| 010 | * | 30-SEP-2009 |
| 011 | * | 30-OCT-2009 |
| 012 | * | 30-NOV-2009 |
| 013 | * | 30-DEC-2009 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE

*Confidential Treatment Requested

A78

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12 | Page 4 of 9 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 672,169.50 |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 07 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095180Z900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-JUL-2008 |
| 005 | * | 30-AUG-2008 |
| 006 | * | 30-SEP-2008 |
| 007 | * | 30-OCT-2008 |
| 008 | * | 30-NOV-2008 |
| 009 | * | 30-DEC-2008 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0952082901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JAN-2009 |
| 002 | * | 28-FEB-2009 |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12 | Page 5 of 9 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | 003 * 30-MAR-2009<br>004 * 30-APR-2009<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(W25G1U) SU TRANSPORTATION OFFICER<br>DDSP NEW CUMBERLAND FACILITY<br>2001 NORMANDY DRIVE DOOR 113 TO 134<br>NEW CUMBERLAND PA 17070-5002<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 1001 | NSN: 1240-01-483-5324<br>SECURITY CLASS: Unclassified | | | | |
| 1001AB | UNIT PRICE INCREASE<br><br>NOUN: UNIT PRICE INCREASE<br>PRON: W16ALC37M1 PRON AMD: 02 ACRN: AC<br>AMS CD: 31303334015<br><br>ITEMS Shipped ON CLIN 0001AB SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB FOR $774 EACH UP TO 159 UNITS.<br>(20 units have previously shipped on Clin 0001AB)<br><br>THIS CLIN IS FOR BILLING PURPOSES ONLY.<br>NO SEPARATE DELIVERY REQUIRED.<br><br>(End of narrative B001)<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DLVR SCH / REL CD — QUANTITY — PERF COMPL DATE<br>001 — 0 — 30-JUN-2009<br><br>$ * | | | | $ * |
| 1001AC | UNIT PRICE INCREASE<br><br>NOUN: UNIT PRICE ADJUSTMENT<br>PRON: M151R095M1 PRON AMD: 07 ACRN: AB | * | EA | $ * | $ * |

*Confidential Treatment Requested

A80

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | AMS CD: 060011<br><br>ITEMS Shipped ON CLIN 0001AC SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AC FOR $774 EACH UP TO 150 UNITS.<br><br>THIS CLIN IS FOR BILLING PURPOSES ONLY.<br>NO SEPARATE DELIVERY REQUIRED.<br><br>(End of narrative B001)<br><br>Packaging and Marking<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>001 W52H0951802900 W52H1C J 1<br>DEL REL CD / QUANTITY / DEL DATE<br>001 DELETED<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(W52H1C) XU USA ROCK ISL ARSENAL<br>TRANSPORTATION OFFICE<br>BLDG 102 RODMAN AVE AND GILLESPIE<br>ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001<br><br>DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD<br>002 W52H0952082901 W25G1U J 1<br>DEL REL CD / QUANTITY / DEL DATE<br>001 DELETED<br>002 DELETED<br>003 DELETED<br><br>FOB POINT: Destination<br><br>SHIP TO:<br>(W25G1U) SU TRANSPORTATION OFFICER<br>DDSP NEW CUMBERLAND FACILITY<br>2001 NORMANDY DRIVE DOOR 113 TO 134<br>NEW CUMBERLAND PA 17070-5002<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 2001 | NSN: 1240-01-483-5324<br>SECURITY CLASS: Unclassified | | | | |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12 | Page 7 of 9 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 2001AB | UNIT PRICE INCREASE | | | | $ * |
| | NOUN: UNIT PRICE INCREASE<br>PRON: 2C8130221A PRON AMD: 01 ACRN: AE<br>AMS CD: 32101366022<br><br>ITEMS SHIPPED ON CLIN 0001AB, AND ALSO BE BILLED AGAINST CLIN 1001AB FOR $774, SHALL ALSO BE BILLED AGAINST THIS CLIN 2001AB FOR $447.27 EACH, UP TO 159 UNITS.<br>(20 units have previously shipped on Clin 0001AB)<br><br>THIS CLIN IS FOR BILLING PURPOSES ONLY.<br>NO SEPARATE DELIVERY REQUIRED.<br><br>(End of narrative B001)<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DLVR SCH REL CD / QUANTITY / PERF COMPL DATE<br>001 / 0 / 30-SEP-2010<br><br>$ *<br><br>"NEW CONFIGURATION"<br><br>(End of narrative A001) | | | | |
| 2001AC | UNIT PRICE INCREASE | * | EA | $ * | $ * |
| | NOUN: UNIT PRICE INCREASE<br>PRON: M151R035M1 PRON AMD: 07 ACRN: AB<br>AMS CD: 060011<br><br>(Deleted narrative B0001)<br><br>ITEMS SHIPPED ON CLIN 0001AC, AND ALSO BE BILLED AGAINST CLIN 1001AC FOR $774, SHALL ALSO BE BILLED AGAINST THIS CLIN 2001AC FOR $447.27 EACH, UP TO 150 UNITS.<br><br>THIS CLIN IS FOR BILLING PURPOSES ONLY.<br>NO SEPARATE DELIVERY REQUIRED.<br><br>(End of narrative B002) | | | | |

*Confidential Treatment Requested

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin    ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095180Z900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | DELETED | |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H095208Z901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | DELETED | |

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND PA 17070-5002

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

**CONTINUATION SHEET** | **Reference No. of Document Being Continued** PIIN/SIIN W52H09-05-D-0248/0001 **MOD/AMD** 12 |

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0001AC | M151R095M1 060011 | AB | 2 | $ | * | $ | * | $ | * |
| 1001AB | W16ALC37M1 31303334015 | AC | 2 676C37 | $ | * | $ | * | $ | * |
| 1001AC | M151R095M1 060011 | AB | 2 | $ | * | $ | * | $ | * |
| 2001AB | 2C8130221A 32101366022 A18P30222R2C | AE | 2 8RM223 | $ | * | $ | * | $ | * |
| 2001AC | M151R095M1 060011 | AB | 2 | $ | * | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AB | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| Army | AC | 21 62033000066D6D02P31303326KB S11116 | W52H09 | $ | * |
| Army | AE | 21 82033000085R5R13P32101331E1 S28017 | W52H09 | $ | * |
| | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION | | | | |
|---|---|---|---|---|---|
| AB | 97 0X0X4930AC9G | S11116 | 56D000006001100000026KB | S11116 | |
| AC | 21 060820330000 | S11116 | 66D6D023130333401526KB | 676C37S11116 | W52H09 |
| AE | 21 081020330000 | S28017 | 85R5R133210136602231E1 | 8RM223S28017 | W52H09 |

*Confidential Treatment Requested

A84

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 5 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 13 | 2008SEP04 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ____________________ (Signature of person authorized to sign) | | By /SIGNED/ (Signature of Contracting Officer) | 2008SEP04 |

A85

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13 | |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 13 TO W52H0905D0248 DO 0001 IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND 0001AC TO ALLOW TIME TO VERIFY DISCREPANCIES IN ACCEPTANCE AND INSPECTION EQUIPMENT MEASUREMENTS.

SEE SCHEDULE B FOR SCHEDULE.

PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 0001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAIL.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0014 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13 | Page 3 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ 802,122.27 |

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095181T700 | W52H1C | J | | 1 |
| | PROJ CD | BRK BLK PT | | | |
| | G19 | | | | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-APR-2007 |
| 005 | * | 30-MAY-2007 |
| 006 | * | 30-JUN-2009 |
| 007 | * | 30-JUL-2009 |
| 008 | * | 30-AUG-2009 |
| 009 | * | 30-SEP-2009 |
| 010 | * | 30-OCT-2009 |
| 011 | * | 30-NOV-2009 |
| 012 | * | 30-DEC-2009 |
| 013 | * | 30-JAN-2010 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13 | Page 4 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 672,169.50 |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 09 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095180Z900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-JUL-2008 |
| 005 | * | 30-SEP-2008 |
| 006 | * | 30-OCT-2008 |
| 007 | * | 30-NOV-2008 |
| 008 | * | 30-DEC-2008 |
| 009 | * | 30-JAN-2009 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H095208Z901 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 28-FEB-2009 |
| 002 | * | 30-MAR-2009 |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13 | Page 5 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | 003 * 30-APR-2009 | | | | |
| | 004 * 30-MAY-2009 | | | | |
| | FOB POINT: Destination | | | | |
| | SHIP TO:<br>(W25G1U) SU TRANSPORTATION OFFICER<br>DDSP NEW CUMBERLAND FACILITY<br>2001 NORMANDY DRIVE DOOR 113 TO 134<br>NEW CUMBERLAND PA 17070-5002 | | | | |
| | CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |

*Confidential Treatment Requested

H8

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 14 | 2009MAY18 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA, TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC.
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2439

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
NO CHANGE TO OBLIGATION DATA

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| _______________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2009MAY18 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14 | Page 2 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND CLINS 001AC.

SEE SCHEDULE B FOR SCHEDULE.

EARLIER DELIVERIES ARE ACCEPTABLE, IF NO ADDITIONAL COST TO THE GOVERNMENT.

THE SHIPPING DESTINATION FOR CLIN 0001AC HAS BEEN REVISED. ALL SHIPMENTS ON CLIN 0001AC SHALL BE SHIPPED TO RIA. SEE SCHEDULE.

PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAILS.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0016 ***

A91

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14 | |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * 1 | $ 802,122.27 |

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984669
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H095181T700 | W52H1C | J | | 1 |
| | PROJ CD | BRK BLK PT | | | |
| | G19 | | | | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-APR-2007 |
| 005 | * | 30-MAY-2007 |
| 006 | * | 30-SEP-2009 |
| 007 | * | 30-OCT-2009 |
| 008 | * | 30-NOV-2009 |
| 009 | * | 30-DEC-2009 |
| 010 | * | 30-JAN-2010 |
| 011 | * | 28-FEB-2010 |
| 012 | * | 30-MAR-2010 |
| 013 | * | 30-APR-2010 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLEGPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14 | Page 4 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 0001AC | PRODUCTION QUANTITY | * | EA | $ * | $ 672,169.50 |

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 10 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0951802900 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 004 | * | 30-JUL-2008 |
| 005 | * | 30-SEP-2008 |
| 006 | * | 30-OCT-2008 |
| 007 | * | 30-NOV-2008 |
| 008 | * | 30-MAR-2009 |
| 009 | * | 30-APR-2009 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0952082901 | W52H1C | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-MAY-2009 |
| 002 | * | 30-JUN-2009 |
| 003 | * | 30-JUL-2009 |
| 004 | * | 30-AUG-2009 |

FOB POINT: Destination

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14 | Page 5 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SHIP TO:<br>(W52H1C) XU USA ROCK ISL ARSENAL<br>BLDG 299 GILLESPIE AV AND BECK LANE<br>ROCK ISLAND IL 61299-5000<br><br>CONTRACT/DELIVERY ORDER NUMBER<br>W52H09-05-D-0248/0001 | | | | |

1792-2 A-94

# ORDER FOR SUPPLIES OR SERVICES

| | | | | |
|---|---|---|---|---|
| 1. CONTRACT PURCH ORDER/AGREEMENT NO. W52H09-05-D-0248 | 2. DELIVERY ORDER/CALL NO. 0002 | 3. DATE OF ORDER/CALL (YYYYMMMDD) 2006FEB03 | 4. REQUISITION/PURCH REQUEST NO. SEE SCHEDULE | 5. PRIORITY DOA5 |

**6. ISSUED BY** CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. ADMINISTERED BY (If other than 6)** CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD: A PAS: NONE ADP PT: HQ0339

**8. DELIVERY FOB**
[X] DESTINATION
[ ] OTHER (See Schedule if other)

**9. CONTRACTOR** CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

**10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)**
SEE SCHEDULE

**11. X IF BUSINESS IS**
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

**12. DISCOUNT TERMS**

**13. MAIL INVOICES TO THE ADDRESS IN BLOCK**
See Block 15

**14. SHIP TO** CODE
SEE SCHEDULE

**15. PAYMENT WILL BE MADE BY** CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

**16. TYPE OF ORDER**

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE [ ] Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________, furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

| NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD) |
|---|---|---|---|
| | | | |

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

**17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE**
SEE SCHEDULE

| 18. ITEM NO. | 19. SCHEDULE OF SUPPLIES/SERVICE | 20. QUANTITY ORDERED/ ACCEPTED* | 21. UNIT | 22. UNIT PRICE | 23. AMOUNT |
|---|---|---|---|---|---|
| | SEE SCHEDULE<br>CONTRACT TYPE:<br>Firm-Fixed-Price<br><br>KIND OF CONTRACT:<br>Supply Contracts and Priced Orders | | | | |

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

**24. UNITED STATES OF AMERICA**
VICKI AHLGRIM /SIGNED/
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $245,150.00
26. DIFFERENCES

**27a. QUANTITY IN COLUMN 20 HAS BEEN**
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE | c. DATE (YYYYMMMDD) | d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE | 28. SHIP. NO. | 29. D.O. VOUCHER NO. | 30. INITIALS

[ ] PARTIAL [ ] FINAL | 32. PAID BY | 33. AMOUNT VERIFIED CORRECT FOR

f. TELEPHONE NUMBER | g. E-MAIL ADDRESS

31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL | 34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD) | b. SIGNATURE AND TITLE OF CERTIFYING OFFICER | 35. BILL OF LADING NO.

| 37. RECEIVED AT | 38. RECEIVED BY (Print) | 39. DATE RECEIVED (YYYYMMMDD) | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT NUMBER | 42. S/R VOUCHER NO. |
|---|---|---|---|---|---|
| | | | | | |

A-95

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD | Page 2 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. This Delivery Order 0002 against basic award W52H09-05-D-0248 is for the following items:

CLIN 0001AB - * each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984669, unit price * , total *

2. See Section B for delivery schedule.

3. All terms and conditions of the Basic Contract W52H09-05-D-0248 apply.

*** END OF NARRATIVE A 001 ***

*Confidential Treatment Requested

A-96

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD | Page 3 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: M161F756M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0960242904 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-SEP-2007 |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) XU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
BUILDING MISSION DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0960242905 | W62G2T | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-OCT-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD | Page 4 of 4 |
| --- | --- | --- |

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT | ACCOUNTING CLASSIFICATION | JOB ORDER NUMBER | ACCOUNTING STATION | | OBLIGATED AMOUNT |
| --- | --- | --- | --- | --- | --- | --- | --- | --- |
| 0001AB | M161F756M1 060011 | AA | 2 | 97 X4930AC9G 6D 26KB S11116 | | W52H09 | $ | * |
| | | | | | | TOTAL | $ | * |

| SERVICE NAME | TOTAL BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | OBLIGATED AMOUNT |
| --- | --- | --- | --- | --- | --- |
| Army | AA | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| | | | TOTAL | $ | 245,150.00 |

***Confidential Treatment Requested**

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 4

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 01 | 2006JUL26 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0002

10B. Dated (See Item 13)
2006FEB03

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
ACRN: AA NET INCREASE: *

KIND MOD CODE: B

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☒ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
|---|---|---|---|
| 15B. Contractor/Offeror ______ (Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America By /SIGNED/ (Signature of Contracting Officer) | 16C. Date Signed 2006JUL26 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 01 | Page 2 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 01 TO W52H0905D0248 DELIVERY ORDER 0002 IS TO:

1) INCREASE THE UNIT PRICE OF CLINS 0001AB BY A EACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048). THIS ECP INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCTION (50).

2) THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER OF A

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 01 | Page 3 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: M161F756M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0960242904 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-SEP-2007 |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0960242905 | W62G2T | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-OCT-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
25600 S CHRISMAN ROAD
REC WHSE 10 PH 209 839 4307
TRACY CA 95304-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

*Confidential Treatment Requested

A101

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 01 | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0001AB | M161F756M1 060011 | AA | 2 | $ | * | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AA | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | * |

*Confidential Treatment Requested

A102

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| 1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 4 | | |
| 2. Amendment/Modification No.: 02 | 3. Effective Date: 2007APR26 | 4. Requisition/Purchase Req No.: SEE SCHEDULE | 5. Project No. (If applicable) |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GFA-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0002

10B. Dated (See Item 13)
2006FEB03

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
ACRN: AA NET INCREASE: *

KIND MOD CODE: 8

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | | | |
|---|---|---|---|
| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror ________ (Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America By /SIGNED/ (Signature of Contracting Officer) | 16C. Date Signed 2007APR26 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A103

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 02 | Page 2 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
AS A RESULT OF THE INCORPORATION OF ECP H07A2006:

1) THE UNIT PRICE ON DELIVERY ORDER 0002 IS INCREASED BY FOR A TOTAL PRICE OF .

2) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0003 ***

***Confidential Treatment Requested**

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 02 | Page 3 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: M161F756M1 PRON AMD: 04 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H096024Z904 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-SEP-2007 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H096024Z905 | W62G2T | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 25-OCT-2007 |

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W62G2T) XU DEF DIST DEPOT SAN JOAQUIN
TRANSPORTATION OFFICER
PO BOX 960001
STOCKTON CA 95296-0130

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0246/0002 MOD/AMD 02 | Page 4 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0001AB | M161F756M1 060011 | AA | 2 | $ | * | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|---|
| Army | AA | 97 X4930AC9G 6D | 26KB S11116 | W52H09 | $ | * |
| | | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION | | | |
|---|---|---|---|---|
| AA | 97 0X0X4930AC9G | S11116 | 66D000006001100000026KB | S11116 |

*Confidential Treatment Requested

1792-0002 A/C

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 4

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 03 | 2008JUL17 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0002

10B. Dated (See Item 13)
2006FEB03

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**
ACRN: AA NET INCREASE: *

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☐ is not, ☒ is required to sign this document and return ___________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror | 15C. Date Signed | 16B. United States Of America | 16C. Date Signed |
| ___________<br>(Signature of person authorized to sign) | | By /SIGNED/<br>(Signature of Contracting Officer) | 2008JUL17 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A107 1792-0006

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| 1. Contract ID Code: Firm-Fixed-Price | | | Page 1 Of 4 |
| 2. Amendment/Modification No. 03 | 3. Effective Date | 4. Requisition/Purchase Req No. SEE SCHEDULE | 5. Project No. (If applicable) |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248/0002

10B. Dated (See Item 13) 2006FEB03

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**

ACRN: AA NET INCREASE: *

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS

KIND MOD CODE: G

It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | |
|---|---|
| 15A. Name And Title Of Signer (Type or print): Benita Rutherford-Drake, Contract Administrator | 16A. Name And Title Of Contracting Officer (Type or print): LISA DEVLIN, LISA.DEVLIN@US.ARMY.MIL (309)782-5541 |
| 15B. Contractor/Offeror: [signature] (Signature of person authorized to sign) — 15C. Date Signed: 7/14/08 | 16B. United States Of America By ____________ (Signature of Contracting Officer) — 16C. Date Signed |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A108

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 03 | Page 2 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0002 IS TO:

1) INCREASE THE UNIT PRICE FROM * BY * , TO A UNIT PRICE OF *

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NTO AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008. THE PARTIES ALSO CONTEMPLATE A SUBSEQUENT MODIFICATION TO THIS CONTRACT, WHICH WILL INCREASE UNIT PRICES FOR ALL CURRENT AND FUTURE DELIVERY ORDERS ON THIS CONTRACT, AS STATED ABOVE.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0005 ***

A109

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 03 | |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: M161F756M1 PRON AMD: 05 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H096024Z904 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JAN-2010 |

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H096024Z905 | W62G2T | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 28-FEB-2010 |

FOB POINT: Destination

SHIP TO:
(W62G2T) XR W1BG DEF DIST DEPOT SAN JOAQUN
TRANSPORTATION OFFICER
PO BOX 960001
STOCKTON CA 95296-0130

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0002

*Confidential Treatment Requested

A 110

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0002 MOD/AMD 03 |
|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0001AB | M161F756M1 060011 | AA | 2 | $ | * | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AA | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION |
|---|---|
| AA | 97 0X0X4930AC9G S11116 66D000006001100000026KB S11116 |

*Confidential Treatment Requested

A /// 1792-3

# ORDER FOR SUPPLIES OR SERVICES

| 1. CONTRACT PURCH ORDER/AGREEMENT NO. | 2. DELIVERY ORDER/CALL NO. | 3. DATE OF ORDER/CALL (YYYYMMMDD) | 4. REQUISITION/PURCH REQUEST NO. | 5. PRIORITY |
|---|---|---|---|---|
| W52H09-05-D-0248 | 0003 | 2007MAY01 | SEE SCHEDULE | DOAS |

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY
NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________, furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

| 18. ITEM NO. | 19. SCHEDULE OF SUPPLIES/SERVICE | 20. QUANTITY ORDERED/ ACCEPTED* | 21. UNIT | 22. UNIT PRICE | 23. AMOUNT |
|---|---|---|---|---|---|
| | SEE SCHEDULE<br>CONTRACT TYPE:<br>Firm-Fixed-Price<br><br>KIND OF CONTRACT:<br>Supply Contracts and Priced Orders | | | | |

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
LISA DEVLIN /SIGNED/
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $717,850.40
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
28. SHIP. NO.
29. D.O. VOUCHER NO.
30. INITIALS

[ ] PARTIAL
[ ] FINAL

32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR

f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL

34. CHECK NUMBER

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

35. BILL OF LADING NO.

| 37. RECEIVED AT | 38. RECEIVED BY (Print) | 39. DATE RECEIVED (YYYYMMMDD) | 40. TOTAL CONTAINERS | 41. S/R ACCOUNT NUMBER | 42. S/R VOUCHER NO. |
|---|---|---|---|---|---|
| | | | | | |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD | Page 2 of 4 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. Delivery Order 0003 to contract W52H09-05-D-0248 is for * each, M187 Telescope Mount, NSN: 1240-01-483-5324, PN 12984689..

2. The unit price of * each reflects the unit price of CLIN 0001 issued during Ordering Period 02 (1 JULY 2006 thru 31 JUNE 2007), for a total delivery order price of

3. Delivery is shown in Schedule B, Supplies/Services.

4. FOB is Destination.

5. Early deliveries are authorized if at no additional cost to the Government.

6. The Maximum Quantity over the Five Ordering Periods is * each. To date, the Total Quantity Ordered under this contract is * each.

7. This delivery order is subject to the terms and conditions of contract W52H09-05-D-0248.

*** END OF NARRATIVE A 0001 ***

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD | Page 3 of 4 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: W16AMC37M1 PRON AMD: 02 ACRN: AA
AMS CD: 31303334015

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H097107T732 | W52H1C | J | | 3 |

| | PROJ CD | BRK BLK PT |
|---|---|---|
| | G19 | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 28-FEB-2008 |
| 002 | * | 30-MAR-2008 |
| 003 | * | 30-APR-2008 |
| 004 | * | 30-MAY-2008 |
| 005 | * | 30-JUN-2008 |

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0003

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT | ACCOUNTING CLASSIFICATION | JOB ORDER NUMBER | ACCOUNTING STATION | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|---|---|---|
| 0001AB | W16AMC37N1<br>31303334015<br>W16M37SSN108 | AA | 2 | 21 62033000066D6D02P31303326KB S11116 | 676C37 | W52H09 | $ | * |
| | | | | | | TOTAL | $ | * |

| SERVICE NAME | TOTAL BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|
| Army | AA | 21 62033000066D6D02P31303326KB S11116 | W52H09 | $ | * |
| | | | TOTAL | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION |
|---|---|
| AA | 21 060820330000 S11116 66D6D023130333401526KB 676C37S11116 W52H09 |

A115 1792-0003

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page 1 Of 5 |
|---|---|
| Firm-Fixed-Price | |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 01 | 2008JUL17 | SEE SCHEDULE | |

**6. Issued By** Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. Administered By (If other than Item 6)** Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

**8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)**

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

[ ] 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

[X] 10A. Modification Of Contract/Order No.

W52H09-05-D-0248/0003

10B. Dated (See Item 13)

2007MAY01

**11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS**

[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

**12. Accounting And Appropriation Data (If required)**

ACRN: AB NET INCREASE: *

KIND MOD CODE: 8

**13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS**
**It Modifies The Contract/Order No. As Described In Item 14.**

[ ] A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

[ ] B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

[ ] C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

[X] D. Other (Specify type of modification and authority)

**E. IMPORTANT:** Contractor [ ] is not, [X] is required to sign this document and return ________ copies to the Issuing Office.

**14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)**

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
|---|---|---|---|
| 15B. Contractor/Offeror<br>(Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America<br>By /SIGNED/<br>(Signature of Contracting Officer) | 16C. Date Signed<br>2008JUL17 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A116 1792-0003

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. Contract ID Code | Page |
|---|---|
| Firm-Fixed-Price | 1 Of 5 |

| 2. Amendment/Modification No. | 3. Effective Date | 4. Requisition/Purchase Req No. | 5. Project No. (If applicable) |
|---|---|---|---|
| 01 | | SEE SCHEDULE | |

| 6. Issued By | Code W52H09 | 7. Administered By (If other than Item 6) | Code S4402A |
|---|---|---|---|
| TACOM-ROCK ISLAND<br>AMSTA-LC-IBC<br>CHRISTINE CARSON (309)782-4301<br>ROCK ISLAND IL 61299-7630<br><br>EMAIL: CHRISTINE.CARSON@US.ARMY.MIL | | DCMA TEXAS<br>600 NORTH PEARL STREET<br>SUITE 1630<br>DALLAS TX 75201-2843<br><br>SCD A PAS NONE ADP PT HQ0339 | |

| 8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) | | |
|---|---|---|
| OPTEX SYSTEMS INC<br>1420 PRESIDENTIAL DR<br>RICHARDSON, TX 75081-2769 | ☐ | 9A. Amendment Of Solicitation No. |
| | | 9B. Dated (See Item 11) |
| | ☒ | 10A. Modification Of Contract/Order No.<br>W52H09-05-D-0248/0003 |
| TYPE BUSINESS: Other Small Business Performing in U.S. | | 10B. Dated (See Item 13)<br>2007MAY01 |
| Code 0BK64 / Facility Code | | |

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Dat equired)
ACRN: AB NET INCREASE: *

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print) | |
|---|---|---|---|
| Renita Rutherford-Drake Contract Administrator | | LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror<br>[signature]<br>(Signature of person authorized to sign) | 15C. Date Signed<br>7/14/08 | 16B. United States Of America<br>By ____________<br>(Signature of Contracting Officer) | 16C. Date Signed |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A117

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01 | Page 2 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 01 TO W52H09-05-F-D-0248 DO 0003 IS TO:

1) INCREASE THE UNIT PRICE FROM * . BY : * FOR A NEW UNIT PRICE OF *

2) FOR ADMINISTRATIVE PURPOSES, THIS INCREASE WILL BE REPRESENTED ON CLIN 1001AB.

3) THEREFORE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AB, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AB * , AND 1001AB * FOR A TOTAL UNIT PRICE OF *

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NTO AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008. THE PARTIES ALSO CONTEMPLATE A SUBSEQUENT MODIFICATION TO THIS CONTRACT, WHICH WILL INCREASE UNIT PRICES FOR ALL CURRENT AND FUTURE DELIVERY ORDERS ON THIS CONTRACT, AS STATED ABOVE.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0003 ***

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01 | Page 3 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: MOUNT,TELESCOPE AND
PRON: W16AMC37M1 PRON AMD: 02 ACRN: AA
AMS CD: 31303334015

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0971077732 | W52H1C | J | | 3 |
| | PROJ CD | BRK BLK PT | | | |
| | G19 | | | | |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-MAR-2010 |
| 002 | * | 30-APR-2010 |
| 003 | * | 30-MAY-2010 |
| 004 | * | 30-JUN-2010 |
| 005 | * | 30-JUL-2010 |

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0003

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| 1001 | SECURITY CLASS: Unclassified | | | | |
| 1001AB | UNIT PRICE INCREASE | | | | $ 296,042.80 |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01 | Page 4 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | NOUN: UNIT PRICE INCREASE<br>PRON: 2C8110221A PRON AMD: 01 ACRN: AB<br>AMS CD: 32101366022<br><br>ITEMS Shipped ON CLIN 0001AB SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB FOR * EACH UP TO * UNITS.<br><br>THIS CLIN IS FOR BILLING PURPOSES ONLY.<br>NO SEPARATE DELIVERY REQUIRED.<br><br>(End of narrative B001)<br><br>Inspection and Acceptance<br>INSPECTION: Origin ACCEPTANCE: Origin<br><br>Deliveries or Performance<br>DLVR SCH REL CD: 001 QUANTITY: * PERF COMPL DATE: 30-DEC-2010<br><br>$ * | | | | |

*Confidential Treatment Requested

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0003 MOD/AMD 01 | Page 5 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 1001AB | 2C8110221A<br>32101366022<br>A18P30222R2C | AB | 2<br>8RM223 | $ | * | $ | * 0 | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|
| Army | AB | 21 82033000085R5R13P32101331E1 S28017 | W52H09 | $ | * |
| | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION |
|---|---|
| AB | 21 081020330000 S28017 85R5R133210136602231E1 8RM223S28017 W52H09 |

*Confidential Treatment Requested

1792-4

A121

# ORDER FOR SUPPLIES OR SERVICES

| 1. CONTRACT PURCH ORDER/AGREEMENT NO. | 2. DELIVERY ORDER/CALL NO. | 3. DATE OF ORDER/CALL (YYYYMMMDD) | 4. REQUISITION/PURCH REQUEST NO. | 5. PRIORITY |
|---|---|---|---|---|
| W52H09-05-D-0248 | 0004 | 2007JUN25 | SEE SCHEDULE | DOAS |

**6. ISSUED BY** CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

**7. ADMINISTERED BY (If other than 6)** CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD: A PAS: NONE ADP PT: HQ0339

**8. DELIVERY FOB**
[X] DESTINATION
[ ] OTHER (See Schedule if other)

**9. CONTRACTOR** CODE 0BK64 FACILITY

NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

**10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)**
SEE SCHEDULE

**11. X IF BUSINESS IS**
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

**12. DISCOUNT TERMS**

**13. MAIL INVOICES TO THE ADDRESS IN BLOCK**
See Block 15

**14. SHIP TO** CODE
SEE SCHEDULE

**15. PAYMENT WILL BE MADE BY** CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

**16. TYPE OF ORDER**

DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.

PURCHASE: Reference your [ ] Oral [ ] Written Quotation ____________, Dated ____________. furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

| NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD) |
|---|---|---|---|
| | | | |

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

**17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE**

SEE SCHEDULE

| 18. ITEM NO. | 19. SCHEDULE OF SUPPLIES/SERVICE | 20. QUANTITY ORDERED/ ACCEPTED* | 21. UNIT | 22. UNIT PRICE | 23. AMOUNT |
|---|---|---|---|---|---|
| | SEE SCHEDULE<br>CONTRACT TYPE:<br>Firm-Fixed-Price<br><br>KIND OF CONTRACT:<br>Supply Contracts and Priced Orders | | | | |

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

**24. UNITED STATES OF AMERICA**
LISA DEVLIN
LISA.DEVLIN@US.ARMY.MIL (309)782-5541
BY: CONTRACTING/ORDERING OFFICER

**25. TOTAL** $708,405.00
**26. DIFFERENCES**

**27a. QUANTITY IN COLUMN 20 HAS BEEN**
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO.
[ ] PARTIAL
[ ] FINAL

29. D.O. VOUCHER NO.
30. INITIALS
31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

| 37. RECEIVED AT | 38. RECEIVED BY (Print) | 39. DATE RECEIVED (YYYYMMMDD) | 40. TOTAL CON-TAINERS | 41. S/R ACCOUNT NUMBER | 42. S/R VOUCHER NO. |
|---|---|---|---|---|---|
| | | | | | |

A122

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. Delivery Order 0004 to contract W52H09-05-D-0248 is for * each, M187 Telescope Mount, NSN: 1240-01-483-5324, PN 12984689.

2. The unit price of * each reflects the unit price of CLIN 0001 issued during Ordering Period 02 (1 JULY 2006 thru 30 JUNE 2007), for a total delivery order price of *

3. Delivery is shown in Schedule B, Supplies/Services.

4. FOB is Destination.

5. Early deliveries are authorized if at no additional cost to the Government.

6. The Maximum Quantity over the Five Ordering Periods is * each. To date, the Total Quantity Ordered under this contract is * each.

7. This delivery order is subject to the terms and conditions of contract W52H09-05-D-0248.

*** END OF NARRATIVE A0001 ***

*Confidential Treatment Requested

A123

| CONTINUATION SHEET | Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD | Page 3 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: M187 MOUNT,TELESCOPE AND
PRON: M171R580M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H097150Z900 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-AUG-2008 |
| 002 | * | 30-SEP-2008 |
| 003 | * | 30-OCT-2008 |
| 004 | * | 30-NOV-2008 |
| 005 | * | 30-DEC-2008 |

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0004

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H097150Z901 | W31G1Z | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-AUG-2008 |
| 002 | * | 30-SEP-2008 |
| 003 | * | 30-OCT-2008 |

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD | Page 5 of 5 |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT | ACCOUNTING CLASSIFICATION | JOB ORDER NUMBER | ACCOUNTING STATION | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|---|---|---|
| 0001AB | M171R580M1 060011 | AA | 2 | 97 X4930AC9G 6D 26KB S11116 | | W52H09 | $ | * |
| | | | | | | TOTAL | $ | * |

| SERVICE NAME | TOTAL BY ACRN | ACCOUNTING CLASSIFICATION | ACCOUNTING STATION | | OBLIGATED AMOUNT |
|---|---|---|---|---|---|
| Army | AA | 97 X4930AC9G 6D 26KB S11116 | W52H09 | $ | * |
| | | | TOTAL | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION | | | |
|---|---|---|---|---|
| AA | 97 0X0X4930AC9G | S11116 | 76D000000600110000026KB | S11116 |

***Confidential Treatment Requested**

1792-0004 A125

## AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| | | | |
|---|---|---|---|
| 1. Contract ID Code: Firm-Fixed-Price | Page 1 Of 5 | | |
| 2. Amendment/Modification No. 01 | 3. Effective Date 2008JUL17 | 4. Requisition/Purchase Req No. SEE SCHEDULE | 5. Project No. (If applicable) |

| | |
|---|---|
| 6. Issued By — Code W52H09<br>TACOM-ROCK ISLAND<br>AMSTA-LC-IBC<br>CHRISTINE CARSON (309)782-4301<br>ROCK ISLAND IL 61299-7630<br><br>EMAIL: CHRISTINE.CARSON@US.ARMY.MIL | 7. Administered By (If other than Item 6) — Code S4402A<br>DCMA TEXAS<br>600 NORTH PEARL STREET<br>SUITE 1630<br>DALLAS TX 75201-2843<br><br>SCD A PAS NONE ADP PT HQ0339 |

| | | |
|---|---|---|
| 8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)<br>OPTEX SYSTEMS INC<br>1420 PRESIDENTIAL DR<br>RICHARDSON, TX 75081-2769<br><br>TYPE BUSINESS: Other Small Business Performing in U.S. | ☐ | 9A. Amendment Of Solicitation No. |
| | | 9B. Dated (See Item 11) |
| | ☒ | 10A. Modification Of Contract/Order No.<br>W52H09-05-D-0248/0004 |
| Code 0BK64    Facility Code | | 10B. Dated (See Item 13)<br>2007JUN25 |

### 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: *

KIND MOD CODE: 8

### 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

| | |
|---|---|
| ☐ | A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A. |
| ☐ | B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b). |
| ☐ | C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of: |
| ☒ | D. Other (Specify type of modification and authority) |

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| | | | |
|---|---|---|---|
| 15A. Name And Title Of Signer (Type or print) | | 16A. Name And Title Of Contracting Officer (Type or print)<br>LISA DEVLIN<br>LISA.DEVLIN@US.ARMY.MIL (309)782-5541 | |
| 15B. Contractor/Offeror<br><br>________________<br>(Signature of person authorized to sign) | 15C. Date Signed | 16B. United States Of America<br>By /SIGNED/<br>(Signature of Contracting Officer) | 16C. Date Signed<br>2008JUL17 |

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A126 1792-0004

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

Page 1 Of 5

2. Amendment/Modification No.: 01

3. Effective Date:

4. Requisition/Purchase Req No.: SEE SCHEDULE

5. Project No. (If applicable):

6. Issued By — Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) — Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS NONE ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.: W52H09-05-D-0248/0004

10B. Dated (See Item 13): 2007JUN25

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AA NET INCREASE: *

KIND MOD CODE: 8

## 13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print): Benita Rutherford-Drake Contract Administrator

16A. Name And Title Of Contracting Officer (Type or print): LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror: [signature] (Signature of person authorized to sign)

15C. Date Signed: 7/14/08

16B. United States Of America By __________ (Signature of Contracting Officer)

16C. Date Signed:

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

*Confidential Treatment Requested

A129

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD 01 | |
|---|---|---|

**Name of Offeror or Contractor:** OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0002 IS TO:

1) INCREASE THE UNIT PRICE FROM * BY * , TO A NEW UNIT PRICE OF *

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NTO AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008. THE PARTIES ALSO CONTEMPLATE A SUBSEQUENT MODIFICATION TO THIS CONTRACT, WHICH WILL INCREASE UNIT PRICES FOR ALL CURRENT AND FUTURE DELIVERY ORDERS ON THIS CONTRACT, AS STATED ABOVE.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0002 ***

| CONTINUATION SHEET | Reference No. of Document Being Continued<br>PIIN/SIIN W52H09-05-D-0248/0004 MOD/AMD 01 | Page 3 of 5 |
|---|---|---|

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|
| | SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS | | | | |
| 0001 | NSN: 1240-01-483-5324<br>FSCM: 19200<br>PART NR: 12984689<br>SECURITY CLASS: Unclassified | | | | |
| 0001AB | PRODUCTION QUANTITY | * | EA | $ * | $ * |

NOUN: M187 MOUNT,TELESCOPE AND
PRON: M171R580M1 PRON AMD: 01 ACRN: AA
AMS CD: 060011

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 001 | W52H0971502900 | W25G1U | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JUL-2010 |
| 002 | * | 30-AUG-2010 |
| 003 | * | 30-SEP-2010 |
| 004 | * | 30-OCT-2010 |
| 005 | * | 30-NOV-2010 |

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0004

| DOC REL CD | MILSTRIP | SUPPL ADDR | SIG CD | MARK FOR | TP CD |
|---|---|---|---|---|---|
| 002 | W52H0971502901 | W31G1Z | J | | 1 |

| DEL REL CD | QUANTITY | DEL DATE |
|---|---|---|
| 001 | * | 30-JUL-2010 |
| 002 | * | 30-AUG-2010 |
| 003 | * | 30-SEP-2010 |

A129

Name of Offeror or Contractor: OPTEX SYSTEMS INC

| ITEM NO | SUPPLIES/SERVICES | QUANTITY | UNIT | UNIT PRICE | AMOUNT |
|---|---|---|---|---|---|

```
004            *            30-OCT-2010

005            *            30-NOV-2010


FOB POINT: Destination

SHIP TO:
(W31G1Z)   XR W0L7 ANNISTON MUNITIONS CENTER
           TRANS OFFICER 256 235 6837 CL V
           7 FRANKFORD AVE BLDG 380
           ANNISTON  AL 36201-4199

           CONTRACT/DELIVERY ORDER NUMBER
              W52H09-05-D-0248/0004

DOC                        SUPPL
REL CD   MILSTRIP          ADDR    SIG CD  MARK FOR  TP CD
 003  W52H097150Z902  W62G2T    J                  1
DEL REL CD       QUANTITY          DEL DATE
 001                *              30-JUL-2010

 002                *              30-AUG-2010

 003                *              30-SEP-2010

 004                *              30-OCT-2010

 005                *              30-NOV-2010

FOB POINT: Destination

SHIP TO:
(W62G2T)   XR W1BG DEF DIST DEPOT SAN JOAQUIN
           25600 S CHRISMAN ROAD
           REC WHSE 16B  PH 209 839 4307
           TRACY                  CA 95304-5000

           CONTRACT/DELIVERY ORDER NUMBER
              W52H09-05-D-0248/0004
```

A130

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

| LINE ITEM | PRON/ AMS CD/ MIPR | ACRN | OBLG STAT/ JOB ORD NO | | PRIOR AMOUNT | | INCREASE/DECREASE AMOUNT | | CUMULATIVE AMOUNT |
|---|---|---|---|---|---|---|---|---|---|
| 0001AB | M71R580M1 060011 | AA | 2 | $ | * | $ | * | $ | * |
| | | | | | NET CHANGE | $ | * | | |

| SERVICE NAME | NET CHANGE BY ACRN | ACCOUNTING CLASSIFICATION | | ACCOUNTING STATION | | INCREASE/DECREASE AMOUNT |
|---|---|---|---|---|---|---|
| Army | AA | 97 X4930AC9G 6D | 26KB S11116 | W52H09 | $ | * |
| | | | | NET CHANGE | $ | * |

| | | PRIOR AMOUNT OF AWARD | | INCREASE/DECREASE AMOUNT | | CUMULATIVE OBLIG AMT |
|---|---|---|---|---|---|---|
| NET CHANGE FOR AWARD: | $ | * | $ | * | $ | * |

| ACRN | EDI ACCOUNTING CLASSIFICATION | | | |
|---|---|---|---|---|
| AA | 97 0X0X4930AC9G | S11116 | 76D0000060011000026KB | S11116 W52H09 |